SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934

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Filed by a Party other than the Registrant       [   ]

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[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

NEUBERGER BERMAN REAL ESTATE SECURITIES INCOME FUND INC.
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(Name of Registrant as Specified In Its Charter)

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(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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NEUBERGER BERMAN REAL ESTATE SECURITIES INCOME FUND INC.

April __, 2009

Dear Stockholder:

     The enclosed Proxy Statement discusses several Proposals to be voted upon by the stockholders of Neuberger Berman Real Estate Securities Income Fund Inc. (the “Fund”). Stockholders of the Fund are being asked to approve Proposals 1, 2 and 3. As a stockholder of the Fund, you are asked to review the Proxy Statement and to cast your votes. The Board of Directors of the Fund recommends a vote “FOR” each of the Proposals.

     As discussed in more detail in the enclosed Proxy Statement, Lehman Brothers Holdings Inc. (“LBHI”) has entered into an agreement to sell a controlling interest in your Fund’s investment manager. Under the agreement, LBHI would sell substantially all of the Neuberger Berman business and the fixed income business and certain alternative asset management businesses of LBHI’s Investment Management Division (collectively, the “Acquired Businesses”) to a new company, a majority of which would be owned, directly or indirectly, by portfolio managers, Neuberger Berman’s management team and certain key members and senior professionals of the former Investment Management Division (the “Proposed Acquisition”). The Acquired Businesses include Neuberger Berman Management LLC (“NB Management”) and Neuberger Berman, LLC (“NB LLC”), the investment manager and sub-adviser to the Fund, respectively. By law, the contracts under which NB Management and NB LLC provide investment advisory services to the Fund would automatically terminate upon consummation of the Proposed Acquisition. To provide for continuity of management, the stockholders of the Fund are being asked to vote “FOR” the following Proposals:

1.	To approve a new Management Agreement between the Fund and a newly formed successor entity to NB Management (“New NB Management”), to become effective upon consummation of the Proposed Acquisition;

2.	To approve a new Sub-Advisory Agreement, with respect to the Fund, between New NB Management and NB LLC or a newly formed successor entity to NB LLC, to become effective upon consummation of the Proposed Acquisition;

3.	To elect five Class I Directors to serve on the Board of Directors of the Fund until the annual meeting of stockholders in 2012, or until their successors are elected and qualified.

     It is expected that the portfolio managers and substantially all of the other employees of the Acquired Businesses would remain unchanged and would provide uninterrupted management of your Fund following the Proposed Acquisition. All material terms of the management and sub-advisory agreements, including the fees, would also remain unchanged.

     The Board of Directors unanimously recommends that you vote “FOR” each of the Proposals outlined above and described in the Proxy Statement.

     Please note that consummation of the Proposed Acquisition is subject to various conditions, as described more fully in the enclosed Proxy Statement. If the Proposed Acquisition is not consummated, Proposals 1 and 2, if approved, will not be implemented. Any proposal submitted to a vote at the annual stockholder meeting by anyone other than the officers or Directors of the Fund may be voted upon only in person or by written proxy.

     Your vote is important to us regardless of the number of shares of stock you own. Voting your shares early will avoid costly follow-up mail and telephone solicitation. Whether or not you plan to attend the annual stockholder meeting in person, please read the Proxy Statement and follow the instructions on the proxy card(s) for voting by mail, touch-tone telephone or on the Internet. If we do not hear from you after a reasonable amount of time, you may receive a telephone call from one of our proxy solicitors, The Altman Group, Inc., reminding you to vote your shares. If you have any questions about the Proposals or the voting instructions, please call The Altman Group, Inc. at [_____________] (Monday through Friday, 9:30 a.m. to 9:00 p.m. Eastern time and Saturday, 10:00 a.m. to 6:00 p.m. Eastern time) or call NB Management at 800-877-9700 (Monday through Saturday, 8:00 a.m. to 6:00 p.m. Eastern time). It is important that you vote no later than the time of the annual stockholder meeting. Thank you for continued support of the Fund.

Very truly yours,

Robert Conti
President and
Chief Executive Officer of the Fund

The “Neuberger Berman” name and logo are registered service marks of Neuberger Berman, LLC. “Neuberger Berman Management LLC” and the individual Fund names in this Proxy Statement are either service marks or registered service marks of Neuberger Berman Management LLC© 2009 Neuberger Berman Management LLC All rights reserved.

NEUBERGER BERMAN REAL ESTATE SECURITIES INCOME FUND INC.

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NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To be held on May __, 2009

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     The annual meeting of stockholders (“Meeting”) of Neuberger Berman Real Estate Securities Income Fund Inc., a Maryland corporation (the “Fund”), will be held at the offices of Neuberger Berman, LLC, 605 Third Avenue, 41st Floor, New York, New York 10158-3698, on May __, 2009 at __:___ _.m. Eastern time.

     As discussed in more detail in the enclosed Proxy Statement, Lehman Brothers Holdings Inc. (“LBHI”) has entered into an agreement to sell a controlling interest in your Fund’s investment manager. Under the agreement, LBHI would sell substantially all of the Neuberger Berman business and the fixed income business and certain alternative asset management businesses of LBHI’s Investment Management Division (collectively, the “Acquired Businesses”) to a new company, a majority of which would be owned, directly or indirectly, by portfolio managers, Neuberger Berman’s management team and certain key members and senior professionals of the former Investment Management Division (the “Proposed Acquisition”). The Acquired Businesses include Neuberger Berman Management LLC (“NB Management”) and Neuberger Berman, LLC (“NB LLC”), the investment manager and sub-adviser to the Fund, respectively. By law, the contracts under which NB Management and NB LLC provide investment advisory services to the Fund would automatically terminate upon consummation of the Proposed Acquisition. To provide for continuity of management, the stockholders of the Fund are being asked to vote “FOR” the following Proposals:

1.	To approve a new Management Agreement between the Fund and a newly formed successor entity to NB Management (“New NB Management”), to become effective upon consummation of the Proposed Acquisition;

2.	To approve a new Sub-Advisory Agreement, with respect to the Fund, between New NB Management and NB LLC or a newly formed successor entity to NB LLC, to become effective upon consummation of the Proposed Acquisition;

3.	To elect five Class I Directors to serve on the Board of Directors of the Fund until the annual meeting of stockholders in 2012, or until their successors are elected and qualified; and

4.	To transact any other business as may properly come before the Meeting.

     As described in the Proxy Statement, all material terms of the management and sub-advisory agreements, including the fees, would remain unchanged. Each Proposal is discussed in greater detail in the enclosed Proxy Statement. You are entitled to vote at the Meeting if you owned stock of the Fund at the close of business on February 27, 2009 (“Record Date”). If you attend the Meeting, you may vote your stock in person. If you do not expect to attend the Meeting, please complete, date, sign and return the enclosed proxy card(s) in the enclosed postage-paid envelope or vote by telephone or through the Internet.

     We will admit to the Meeting (1) all stockholders of record on the Record Date, (2) persons holding proof of beneficial ownership at the Record Date, such as a letter or account statement from the person’s broker, (3) persons who have been granted proxies, and (4) such other persons that we, in our sole discretion, may elect to admit. All persons wishing to be admitted to the Meeting must present photo identification. If you plan to attend the Meeting, please contact us at 1-800-877-9700.

     Important Notice Regarding the Availability of Proxy Materials for the Meeting to be Held on May __, 2009: This Notice, the Proxy Statement and the form of proxy card are available on the Internet at [____________]. On this website, you will be able to access the Notice, the Proxy Statement and its accompanying materials, the form of proxy card and any amendments or supplements to the foregoing material that are required to be furnished to stockholders.

By order of the Board of Directors,

Claudia A. Brandon
Secretary of the Fund

April __, 2009
New York, New York

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY
SHARES OF STOCK OF THE FUND YOU OWN.

IF YOU OWN SHARES OF BOTH COMMON STOCK AND PREFERRED STOCK OF THE FUND,
THERE WILL BE MORE THAN ONE PROXY CARD ENCLOSED.

PLEASE FILL OUT AND RETURN EACH PROXY CARD PROMPTLY.

     STOCKHOLDERS ARE INVITED TO ATTEND THE MEETING IN PERSON. ANY
STOCKHOLDER WHO DOES NOT EXPECT TO ATTEND THE MEETING IS URGED TO REVIEW
THE ENCLOSED MATERIALS AND FOLLOW THE INSTRUCTIONS THAT APPEAR ON THE ENCLOSED
PROXY CARD(S).

TO AVOID ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE ASK
YOUR COOPERATION IN VOTING YOUR PROXY PROMPTLY, NO MATTER HOW LARGE OR SMALL
YOUR HOLDINGS MAY BE.

     It is important that you vote even if your account was closed after the February 27, 2009 Record Date.

     Please indicate your voting instructions on the enclosed proxy card(s), sign and date the card(s), and return the card(s) in the envelope provided. If you sign, date and return the proxy card(s) but give no voting instructions, your shares of stock will be voted “FOR” the Proposals described in the Proxy Statement.

     As an alternative to using the proxy card(s) to vote, you may vote via the Internet, by telephone, or in person. To vote via the Internet, please access the website listed on the Notice of Internet Availability of Proxy Materials or your proxy card(s). To vote by telephone, please call the toll-free number listed on the enclosed proxy card(s). Shares that are registered in your name, as well as shares held in “street name” through a broker, may be voted via the Internet or by telephone. To vote in this manner, you will need the “control” number(s) that appear on your proxy card(s). However, any proposal submitted to a vote at the Meeting by anyone other than the officers or Directors of the Fund may be voted only in person or by written proxy. If we do not receive your completed proxy card(s) within a reasonable time, you may be contacted by our proxy solicitors, The Altman Group, Inc. or MacKenzie Partners, Inc.

     Unless proxy cards submitted by corporations and partnerships are signed by the appropriate persons indicated in the voting instructions on the proxy cards, they will not be voted.

IMPORTANT INFORMATION TO HELP YOU UNDERSTAND
AND VOTE ON THE PROPOSALS

     While we strongly encourage you to read the full text of the enclosed Proxy Statement, we are also providing you with a brief overview of the subject of the stockholder vote. Your vote is important.

QUESTIONS AND ANSWERS

Q. What is happening?

A. Lehman Brothers Holdings Inc. (“LBHI”) has entered into an agreement to sell a controlling interest in your Fund’s investment manager. Under the agreement, LBHI would sell substantially all of the Neuberger Berman business and the fixed income business and certain alternative asset management businesses of LBHI’s Investment Management Division (collectively, the “Acquired Businesses”) to NBSH Acquisition, LLC (the “Proposed Acquisition”). NBSH Acquisition, LLC (“NBSH”) was organized by key members of Neuberger Berman’s management for the purpose of facilitating the acquisition of the Acquired Businesses. As discussed more fully in the enclosed Proxy Statement, at the closing of the Proposed Acquisition, a majority interest in the Acquired Businesses will be directly or indirectly owned by portfolio managers, Neuberger Berman’s management team and certain key members and senior professionals of the former Investment Management Division (“Management Members”), as well as by LBHI and certain affiliates of LBHI.

     The Acquired Businesses include Neuberger Berman Management LLC (“NB Management”) and Neuberger Berman, LLC (“NB LLC”), the investment manager and sub-adviser to the Fund, respectively. By law, the contracts under which NB Management and NB LLC provide investment advisory services to the Fund would automatically terminate upon consummation of the Proposed Acquisition. Accordingly, stockholders of the Fund are being asked to approve new management and sub-advisory agreements with NB Management and NB LLC (or with each of their successors) on the same terms and with the same compensation structure as are currently in effect. The Proxy Statement provides additional information about the Proposed Acquisition, the structure of the resulting entities and the new management and sub-advisory agreements.

     Your Board of Directors believes that approval of the new agreements is important to provide continuity of the high quality investment management and sub-advisory services your Fund has received in the past.

     In addition, stockholders of the Fund are being asked to approve the election of five Class I Directors to serve on the Board of Directors of the Fund until the annual meeting of stockholders in 2012, or until their successors are elected and qualified. The Directors serve as representatives of stockholders. In this capacity, they are fiduciaries and have an obligation to serve in the best interests of the stockholders. Directors review Fund performance, oversee Fund activities and review contractual arrangements with service providers that provide services to the Fund. Each of the nominees currently serves as a Director of the Fund.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR EACH OF THE PROPOSALS
DESCRIBED IN THE PROXY STATEMENT.

Q. How does the Proposed Acquisition relate to the LBHI bankruptcy case?

A. LBHI is a debtor-in-possession under chapter 11 of the U.S. Bankruptcy Code, and, as such, the Proposed Acquisition was subject to the approval of the court in the LBHI bankruptcy case. On October 22, 2008, the bankruptcy court approved procedures for a public auction process for the Acquired Businesses. On December 3, 2008, NBSH was selected as the successful bidder in the public auction for the Acquired Businesses. On December 22, 2008, the bankruptcy court approved the sale of the Acquired Businesses to NBSH (or its successor or assign), as the successful bidder.

Q. Why are you sending me this information?

A. You are receiving these proxy materials because you own shares of stock in the Fund and have the right to vote on the very important Proposals concerning your investment.

Q. Why am I being asked to vote on the new agreements?

A. The consummation of the Proposed Acquisition would terminate the Fund’s management agreement with NB Management and the sub-advisory agreement with respect to the Fund between NB Management and NB LLC. Accordingly, stockholders of the Fund are being asked to approve new management and sub-advisory agreements with NB Management and NB LLC (or with each of their successors) (the “Advisers”) on the same terms and with the same compensation structure as are currently in effect. Your Board of Directors believes that approval of the new agreements is important to provide continuity of the advisory and sub-advisory services your Fund has received in the past.

     The Board of Directors of your Fund has approved interim management and sub-advisory agreements with the Advisers in the event that the Proposed Acquisition closes and stockholders of the Fund have not yet approved new agreements for the Fund. If new agreements for the Fund are not approved within 150 days of the date on which the Proposed Acquisition closes, the Board of Directors will take such action as it deems to be in the best interests of the Fund and its stockholders.

Q. What are the conditions to the consummation of the Proposed Acquisition?

A. The consummation of the Proposed Acquisition is subject to certain terms and conditions, including, among others: (1) certain Management Members each entering into a definitive employment agreement; (2) the transfer by LBHI of the Acquired Businesses in accordance with terms of the purchase agreement between LBHI and NBSH; and (3) the parties to the Proposed Acquisition obtaining certain regulatory approvals. If each of the terms and conditions is satisfied or waived, the parties to the Proposed Acquisition anticipate that the closing will take place during the second quarter of 2009.

Q. How will the Proposed Acquisition affect me as a Fund stockholder?

A. Your Fund and its investment objectives will not change as a result of the completion of the Proposed Acquisition, and you will still own the same shares in the same Fund. The new management and sub-advisory agreements are identical in all material respects to the corresponding existing agreements. The management fee rate that the Fund pays for investment management services will be the same upon completion of the Proposed Acquisition. In addition, neither LBHI nor NBSH contemplates instituting any fundamental changes to the manner in which NB Management and NB LLC have historically operated their businesses with respect to providing advisory, sub-advisory and related ancillary services to the Fund. However, there can be no assurance that any key employee of any of NB Management or NB LLC will choose to remain employed by the investment manager or the sub-adviser (or their successors) before or after the completion of the Proposed Acquisition.

Q. Will your Fund’s name change?

A. No. The name of your Fund will not change.

Q. Will the fees payable under the new agreements increase as a result of the Proposed Acquisition?

A. No. The Proposals to approve the new management and sub-advisory agreements do not seek any increase in the fee rate. In addition, any contractual arrangement in place as of December 17, 2008 whereby NB Management has agreed to waive fees of the Fund by a specified annual rate will be continued by NB Management (or its successor) upon completion of the Proposed Acquisition. For at least two years following the Proposed Acquisition, no voluntary arrangements to waive fees of the Fund will be changed by NB Management (or its successor) so as to increase the expenses the Fund would pay without the prior approval of the Board of Directors of the Fund. In addition, NB Management recently announced that it would voluntarily extend the fee waivers currently in place for the Fund for an additional one-year period.

Q. How do the Directors of my Fund recommend that I vote?

A. After careful consideration, the Directors of your Fund recommend that you vote “FOR” the Proposals.

Q. Will my Fund pay for this proxy solicitation or for the costs of the Proposed Acquisition?

A. The Fund will bear costs normally associated with its annual meetings (i.e., a portion of mailing, printing and production of the Proxy Statement). NB Management (or its successor) will bear all other normal and customary fees and expenses in connection with the Proposed Acquisition (including, but not limited to, Directors’ fees relating to the special Board meetings, proxy solicitation costs and legal fees).

Q. How do I vote my shares?

A. For your convenience, there are several ways you can vote:

  By Mail: You may vote by completing the enclosed proxy card(s) by dating, signing and returning it in the postage paid envelope. Please note that if you sign and date the proxy card but give no voting instructions, your shares will be voted “FOR” the Proposals described above.

  By Telephone: You may vote by telephone by calling the number on your proxy card(s). To vote in this manner, you will need the “control” number that appears on your proxy card(s).

  Via the Internet: You may vote via the Internet by accessing the website address printed on the Notice of Internet Availability of Proxy Materials or the enclosed proxy card(s). To vote in this manner, you will need the “control” number that appears on your proxy card(s).

  In Person: Attend the Meeting as described in the Proxy Statement. If you wish to attend the Meeting, please notify us by calling 1-800-877-9700.

Q. Why are multiple proxy cards enclosed?

A. If you own common and preferred shares of the Fund, you will receive multiple proxy cards.

Q. Whom should I call for additional information about this Proxy Statement?

A. If you need any assistance, or have any questions regarding the Proposals or how to vote your shares, please call The Altman Group, Inc., one of our proxy solicitors, at [__________] (Monday through Friday, 9:30 a.m. to 9:00 p.m. Eastern time and Saturday, 10:00 a.m. to 6:00 p.m. Eastern time) or call us at 800-877-9700 (Monday through Saturday, 8:00 a.m. to 6:00 p.m. Eastern time).

NEUBERGER BERMAN REAL ESTATE SECURITIES INCOME FUND INC.

605 Third Avenue
New York, New York 10158-0180
800-877-6700
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PROXY STATEMENT

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For the Annual Meeting of Stockholders
to be held on May __, 2009

INTRODUCTION

     These proxy materials, which include a Notice of Annual Meeting of Stockholders, a Proxy Statement, and one or more proxy cards, are being sent to the stockholders of Neuberger Berman Real Estate Securities Income Fund Inc., a Maryland corporation (the “Fund”), on behalf of its Board of Directors (the “Board”), in connection with the annual meeting of stockholders of the Fund to be held at the offices of Neuberger Berman, LLC, 605 Third Avenue, 41st Floor, New York, New York 10158-3698 on May __, 2009, at __:__ _.m. Eastern time and any adjournments or postponements thereof (the “Meeting”).

Solicitation of Proxies

     The Directors are soliciting votes from stockholders of the Fund with respect to the proposals described in this Proxy Statement (the “Proposals”). The approximate mailing date of this Proxy Statement and the accompanying materials, or a Notice of Internet Availability of Proxy Materials, is on or about ______ __, 2009. If the accompanying proxy card is properly executed and returned in time to be voted at the Meeting, the shares represented by that proxy card will be voted in accordance with the instructions provided on the proxy card. Executed proxy cards that are unmarked will be voted to approve each Proposal.

     The following Proposals will be considered and acted upon at the Meeting:

1.	To approve a new Management Agreement between the Fund and a newly formed successor entity to Neuberger Berman Management LLC (“NB Management”) (such new entity, “New NB Management”), to become effective upon consummation of the Proposed Acquisition;

2.	To approve a new Sub-Advisory Agreement, with respect to the Fund, between New NB Management and Neuberger Berman, LLC (“NB LLC”) or a newly formed entity that will acquire substantially all of the assets of NB LLC (“New NB LLC”) (NB LLC or New NB LLC with NB Management and New NB Management collectively, the “Advisers”), to become effective upon consummation of the Proposed Acquisition;

3.	To elect five Class I Directors to serve on the Board of Directors of the Fund until the annual meeting of stockholders in 2012, or until their successors are elected and qualified; and

4.	To transact any other business as may properly come before the Meeting.

     The Directors have set the close of business on February 27, 2009 as the record date (“Record Date”), and only stockholders of record on the Record Date will be entitled to vote on the Proposals at the Meeting. Additional information regarding the number of outstanding shares, voting your proxy card and attending the Meeting is included at the end of this Proxy Statement in the section entitled “Voting Information.”

     Holders of the Fund’s outstanding common stock and preferred stock will vote together as a single class on each Proposal. Each full share of the Fund’s common stock or preferred stock is entitled to one vote and each fractional share of the Fund’s common stock or preferred stock is entitled to a proportionate share of one vote. As to any other business that may properly come before the Meeting, holders of common stock and preferred stock may vote together as a single class or separately, depending on the requirements of the Investment Company Act of 1940, as amended (“1940 Act”), the Maryland General Corporation Law (“MGCL”) and the Fund’s charter with respect to said item of business.

Reports to Stockholders

     The Fund will furnish, without charge, a copy of its most recent annual report to any stockholder upon request. Stockholders who want to obtain a copy of the Fund’s most recent annual report should direct all written requests to the attention of the Fund, at the offices of Neuberger Berman Management LLC, 605 Third Avenue, 2nd Floor, New York, New York 10158-0180, or call toll-free 1-800-877-9700.

GENERAL OVERVIEW

Introduction

     Lehman Brothers Holdings Inc. (“LBHI”) has entered into an agreement (the “Purchase Agreement”) to sell a controlling interest in your Fund’s investment manager. Under the Purchase Agreement, LBHI would sell substantially all of the Neuberger Berman business (collectively, “Neuberger Berman”) and the fixed income business and certain alternative asset management businesses of LBHI’s Investment Management Division (collectively, the “Acquired Businesses”) to NBSH Acquisition, LLC (the “Proposed Acquisition”). At or prior to the closing, NBSH Acquisition, LLC (“NBSH”) will assign the Purchase Agreement to a newly formed entity, Neuberger Berman Group LLC (“NBG”), which will hold direct or indirect interests in the Acquired Businesses. Included in the Acquired Businesses are NB Management and NB LLC, the investment manager and sub-adviser to the Fund, respectively.

     As a preliminary step in the Proposed Acquisition, NB Management has organized a subsidiary named Neuberger Berman Investments LLC (“NB Investments”). Prior to the consummation of the Proposed Acquisition, substantially all of the assets and liabilities of NB Management with respect to the investment advisory and broker-dealer businesses and related activities will be transferred to NB Investments and NB Investments will then be renamed Neuberger Berman Management LLC, referred to herein as New NB Management. As a result of that transfer, New NB Management will be, with respect to certain advisory and broker-dealer services, a successor to NB Management and will assume responsibility under the management agreement between NB Management and the Fund (the “Management Agreement”) and the sub-advisory agreement between NB Management and NB LLC, with respect to the Fund (the “Sub-Advisory Agreement”). The transfer of assets to New NB Management is part of an internal reorganization of various operations of the Investment Management Division prior to the Proposed Acquisition that will not affect the manner in which the Fund is managed.

     In addition, as of the mailing of this Proxy Statement, the structure of the acquisition of NB LLC has not yet been determined. One alternative is for NBG to acquire the membership interests of NB LLC. The other is for a newly formed subsidiary of NB LLC, referred to herein as New NB LLC, to receive substantially all of the assets and liabilities of NB LLC at or prior to the consummation of the Proposed Acquisition. Should that transfer occur, New NB LLC would become a successor to NB LLC with respect to sub-advisory services and related ancillary services and succeed to NB LLC’s respective investment advisory and broker-dealer registrations. The proposed transfer of assets to New NB LLC is also part of an internal reorganization of various operations of the Investment Management Division prior to the Proposed Acquisition that will not affect the manner in which the Fund is managed.

     In order to effect the purchase of certain assets of Neuberger Berman Holdings LLC (“NB Holdings”), NBG is also expected to organize a subsidiary (expected be named Neuberger Berman Holdings LLC (“New NB Holdings”)). At the consummation of the Proposed Acquisition, New NB Holdings will be the parent of New NB Management and NB LLC (or New NB LLC) and will acquire the membership interests of NB Management and NB LLC (or New NB LLC). The transfer to New NB Holdings of the membership interests of the investment manager or the sub-adviser could be deemed to result in an “assignment” of the Management Agreement and the Sub-Advisory Agreement.

     The acquisition of assets by the successor Neuberger Berman advisers of, as opposed to a transfer of equity interests in, the respective predecessor Neuberger Berman advisers, would enable the newly formed entities to begin operations as stronger companies as certain liabilities that might attach to the predecessors will not be automatically assumed by the newly formed advisers. Nevertheless, the successor Neuberger Berman advisers will assume any and all liabilities associated with the two predecessor Neuberger Berman advisers’ provision of services to the Fund, including advisory and administrative services.

     The consummation of the Proposed Acquisition would terminate the Management Agreement and the Sub-Advisory Agreement. Accordingly, stockholders of the Fund are being asked to approve new management and sub-advisory agreements with the Advisers on the same terms and with the same compensation structure as are currently in effect.

     LBHI is a debtor-in-possession under chapter 11 of the U.S. Bankruptcy Code, and, as such, the Proposed Acquisition was subject to the approval of the court in the LBHI bankruptcy case. On October 22, 2008, the bankruptcy court approved procedures for a public auction process for the Acquired Businesses. On December 3, 2008, NBSH was selected as the successful bidder in the public auction for the Acquired Businesses. On December 22, 2008, the bankruptcy court approved of the sale of the Acquired Businesses to NBSH (or its successor or assign), as the successful bidder.

      In addition, stockholders of the Fund are being asked to approve the election of five Class I Directors to serve on the Board of Directors of the Fund until the annual meeting of stockholders in 2012, or until their successors are elected and qualified. The Directors serve as representatives of stockholders. In this capacity, they are fiduciaries and have an obligation to serve in the best interests of the stockholders. Directors review Fund performance, oversee Fund activities and review contractual arrangements with service providers that provide services to the Fund. Each of the nominees currently serves as a Director of the Fund.

NBSH

      NBSH was organized by key members of Neuberger Berman’s senior management, for the purpose of facilitating the acquisition of the Acquired Businesses. At or prior to the closing of the Proposed Acquisition, NBSH will assign the Purchase Agreement to NBG.

NBG

      NBG will own, directly or indirectly, all of the Acquired Businesses. From and after the closing, NBG will be owned by LBHI, certain affiliates of LBHI and, directly or indirectly, by portfolio managers, the management team and certain key members and senior professionals of the former Investment Management Division (“Management Members”).

      As of the mailing of this Proxy Statement, the structure by which Management Members will hold their interests in NBG has not been finalized. The Management Members will hold their interests in NBG through NBSH, or one or more other entities that may be created for tax or other purposes. Interests in NBG held directly or indirectly by Management Members will be subject to time vesting, which will be contingent upon the Management Member’s continued employment by NBG or its subsidiaries. Holders of unvested interests will not be entitled to any voting, distribution or other rights on their unvested units, other than the right to appoint members of NBG’s board of directors through their direct or indirect ownership of NBG interests. Management Members may enter into shareholder agreements that could affect their voting rights or other matters.

      49% of the common units of NBG will be classified as Class A units and will be issued to LBHI and its subsidiaries. (Under NBG’s organizational document, LBHI will have an irrevocable proxy to vote all Class A units held by LBHI subsidiaries.) 51% of the common units of NBG will be classified as Class B units and will be issued, or reserved for issuance, (directly or indirectly) to Management Members. In addition, 93% of the preferred units will be issued to LBHI and its subsidiaries, and 7% of the preferred units will be issued, or reserved for issuance, (directly or indirectly) to Management Members. The aggregate liquidation preference of all preferred units issued will be $875,000,000 and the preferred units will pay a preferred return on this liquidation preference, in cash, at rates specified in NBG’s organizational document.

     Prior to the closing of the Proposed Acquisition, management of NBG will be vested in its managing member. Immediately after the closing of the Proposed Acquisition, a seven member board of directors will be constituted for NBG. NBG’s Chief Executive Officer will become a member of NBG’s board. Holders of Class B units will be entitled to appoint four additional members of NBG’s board, at least one of whom will be a portfolio manager and at least two of whom must be independent of management within the meaning of the New York Stock Exchange’s (“NYSE’s”) listing requirements and Rule 10A-3 of the Securities Exchange Act of 1934, as amended (“1934 Act”), regardless of whether NBG is subject to such rules at the time of appointment. Holders of Class A units will be entitled to appoint two members of NBG’s board. Other than with respect to the appointment of directors to NBG’s board, each Class A unit and vested Class B unit will have one vote in matters requiring a vote of NBG’s common unitholders.

      Although NBG’s preferred units will have no voting rights, holders of preferred units and Class A units will have the right to veto certain actions that could materially affect the financial soundness or capital structure of NBG. In addition, holders of preferred units will have the right to remove the chief executive officer of NBG and take certain other actions if dividends are not paid in cash over specified periods of time. There are restrictions on the resale of common and preferred units. In the event that assets of LBHI, as a debtor-in-possession under chapter 11 of the U.S. Bankruptcy Code, are distributed to its creditors, preferred units and Class A units of NBG may be distributed or sold to LBHI’s creditors or other parties.

      Following the consummation of the Proposed Acquisition, NBG, through its subsidiaries, will offer a broad suite of investment management products, including equities, fixed income and alternative investment products, through the high net worth, institutional and retail channels.

Conditions to Closing of the Proposed Acquisition

      The consummation of the Proposed Acquisition is subject to certain terms and conditions, including, among others: (1) certain Management Members each entering into a definitive employment agreement with NBG or a subsidiary; (2) the transfer by LBHI to NBG of the Acquired Businesses, whether through the transfer of equity interests in, or the assets of, the existing LBHI subsidiaries through which the Acquired Businesses are operated, in accordance with terms of the purchase agreement between LBHI and NBSH; and (3) the parties to the Proposed Acquisition obtaining certain regulatory approvals. If each of the terms and conditions is satisfied or waived, the parties to the Proposed Acquisition anticipate that the closing will take place during the second quarter of 2009.

     Neither LBHI nor NBSH (including its successor or assign) contemplate instituting any fundamental changes to the manner in which NB Management and NB LLC have historically operated their businesses with respect to providing advisory, sub-advisory and related ancillary services to the Fund. LBHI and NBSH (including its successor or assign) desire to retain the investment manager’s and sub-adviser’s portfolio managers and key members of the management teams. In this regard, NBG has proposed retention agreements to certain key personnel of the investment manager and the sub-adviser and it is a condition to LBHI’s obligation to close the Proposed Acquisition that certain Management Members each enter into an employment agreement with NBG or a subsidiary. George Walker, who will be the chief executive officer of NBG, and Joseph V. Amato, chief executive officer of NB LLC, will continue to lead the Advisers.

     In addition to the Management Agreement and Sub-Advisory Agreement, the Fund’s administration agreement with NB Management will also terminate automatically upon consummation of the Proposed Acquisition. The Board has approved a new administration agreement with New NB Management, which is identical in form to the existing agreement. Shortly before the closing of the Proposed Acquisition, it is anticipated that the investment advisory, broker-dealer and related activities of NB Management will be transferred to its subsidiary, New NB Management. New NB Management will assume all of the obligations of NB Management and will provide the same investment advisory and management services to the Fund as had been provided prior to the transfer using the same portfolio personnel.

     As further discussed below, NBSH (on its behalf and on behalf of its successor or assign) has agreed that, for a minimum of two years subsequent to the consummation of the Proposed Acquisition, it will use reasonable best efforts to cause the Advisers to refrain from imposing, or agreeing to impose, any “unfair burden,” as defined in Section 15(f) of the 1940 Act, on the Fund, which includes refraining from proposing any increase in the fees paid by the Fund to the Advisers. Any contractual arrangement in place as of December 17, 2008 whereby NB Management has agreed to waive fees of the Fund by a specified annual rate will be continued by New NB Management upon completion of the Proposed Acquisition. For at least two years following the Proposed Acquisition, no voluntary arrangements to waive fees of the Fund will be changed by New NB Management so as to increase the expenses the Fund would pay without the prior approval of the Board. In addition, NB Management recently announced that it would voluntarily extend the fee waivers currently in place for the Fund for an additional one-year period.

     Support services that were provided to the investment manager and the sub-adviser by LBHI-related businesses that are not included with the Acquired Businesses are expected to either be provided to the Advisers by LBHI, NBG or their respective subsidiaries, contracted to third parties or continued for certain periods under the terms of a Transition Services Agreement between LBHI and Barclays Capital, which has purchased certain assets of LBHI.

Benefits of the Proposed Acquisition

     The Proposed Acquisition will enable the Management Members to own a majority of the “new” Neuberger Berman business and continue to function and operate much as Neuberger Berman does today. Management Members will be able to exercise control over the investment and operational decisions as well as decisions relating to the future growth of the Acquired Businesses. Functional and operational continuity should enable the Acquired Businesses to continue to focus on their investment advisory and portfolio management responsibilities without the distractions or constraints of having new owners unfamiliar with the functions and operations of Neuberger Berman.

Proxy Solicitation and Related Costs

     The Fund will bear costs normally associated with its annual meetings (i.e., a portion of mailing, printing and production of the Proxy Statement). NB Management (or its successor) will bear all other normal and customary fees and expenses in connection with the Proposed Acquisition (including, but not limited to, Directors’ fees relating to the special Board meetings, proxy solicitation costs and legal fees).

Information Concerning the Investment Manager and Sub-Adviser

     NB Management, 605 Third Avenue, New York, New York 10158, is currently a wholly owned subsidiary of NB Holdings. As of the closing of the Proposed Acquisition, NBG will have a direct or indirect controlling interest in New NB Management, which will be located at the current address of NB Management. NB Management currently provides investment advisory services to the Fund. Prior to the closing of the Proposed Acquisition, New NB Management will assume these responsibilities and NB Management’s Securities and Exchange Commission (“SEC”) investment adviser registration.

     NB LLC, 605 Third Avenue, New York, New York 10158, is currently a wholly owned subsidiary of NB Holdings. As of the closing of the Proposed Acquisition, NBG will have a direct or indirect controlling interest in NB LLC (or New NB LLC) through New NB Holdings. NB LLC is a SEC-registered investment adviser that provides sub-advisory services to the Fund and to other registered investment companies, as well as to high-net-worth individuals, unregistered investment companies, corporations, and institutional investors. If formed, New NB LLC will assume these responsibilities and NB LLC’s SEC investment adviser registration.

     NB Holdings, 605 Third Avenue, 2nd Floor, New York, New York 10158, is currently a wholly owned subsidiary of LBHI and the parent and 100% owner of NB Management and NB LLC. At the closing of the Proposed Acquisition, NB Holdings will sell all or substantially all of its assets, including all of the outstanding equity interests in NB LLC, to New NB Holdings. For 69 years, NB Holdings and its subsidiaries and predecessors have provided clients with a broad range of investment products, services and strategies for individuals, families, and taxable and non-taxable institutions. From and after the closing of the Proposed Acquisition, substantially all of these businesses will be carried out by New NB Holdings and its subsidiaries.

     As discussed above, NBSH, 605 Third Avenue, 2nd Floor, New York, New York 10158, is a newly formed entity organized by key members of Neuberger Berman’s senior management for the purpose of acquiring the Acquired Businesses. At or prior to the closing of the Proposed Acquisition, NBSH will assign the Purchase Agreement to NBG. NBG will directly or indirectly own New NB Management and NB LLC (or New NB LLC). Upon the closing of the Proposed Acquisition, NBG’s ownership will be divided between LBHI, certain affiliates of LBHI and, directly or indirectly, the Management Members. The Management Members will own a majority interest in NBG and indirectly control New NB Management and NB LLC (or New NB LLC). Substantially all of the interests and assets of certain other affiliated entities of NB Holdings are also being purchased by NBG as part of the Proposed Acquisition.

     LBHI, a global investment bank, is currently the parent of NB Holdings, which is in turn the parent of NB Management and NB LLC. Founded in 1850, LBHI historically had, until recently, maintained leadership positions in equity and fixed-income sales, trading and research, investment banking, private equity, and private client services. LBHI’s address is 745 Seventh Avenue, New York, New York 10019. Commencing on September 15, 2008, LBHI and certain of its affiliates filed voluntary petitions for bankruptcy protection under chapter 11 of the US Bankruptcy Code. NB Holdings, NB Management and NB LLC are separate legal entities and were not included in LBHI’s bankruptcy filing. Copies of documentation relating to the LBHI bankruptcy cases, including the Proposed Acquisition, are available on the internet at http://chapter11.epiqsystems.com/lehman or upon request at 866-841-7867.

     Exhibit B to this Proxy Statement provides information regarding the principal executive officers and directors of NB Management and NB LLC. These principal executive officers and directors are anticipated to have the same positions with New NB Management and NB LLC (or New NB LLC).

New Management and Sub-Advisory Agreements

     NB Management serves as investment manager to the Fund. NB LLC serves as sub-adviser to the Fund. The Proposed Acquisition has been deemed to result in an “assignment” of the Fund’s existing Management Agreement and Sub-Advisory Agreement (the “Existing Agreements”) under the 1940 Act. As required by the 1940 Act, the Fund’s Existing Agreements provide for their automatic termination in the event of an assignment, and each will terminate upon the consummation of the Proposed Acquisition. Accordingly, stockholders of the Fund are being asked to approve a new Management Agreement (the “New Management Agreement”) and a new Sub-Advisory Agreement (the “New Sub-Advisory Agreement,” and, together with the New Management Agreement, the “New Agreements”) with the Advisers that are identical in all material respects to the Existing Agreements in order to permit the investment manager or the sub-adviser to provide or continue to perform the advisory and sub-advisory services on the same terms and with the same compensation structure as are currently in effect. For the Fund, the Proposal to approve a New Sub-Advisory Agreement is subject to the approval of the Proposal to approve the New Management Agreement.

     In case the stockholders of the Fund do not approve the New Agreements before the Proposed Acquisition is completed, the Board has approved New NB Management’s provision of advisory services, and NB LLC’s (or New NB LLC’s) provision of sub-advisory services, under interim management and sub-advisory agreements (together, “Interim Agreements”) pending approval of the New Agreements by stockholders of the Fund. Compensation earned by the Advisers under the Interim Agreements would be held in an interest-bearing escrow account pending stockholder approval of the New Agreements. If stockholders approve the New Agreements within 150 days from the termination of the Existing Agreements, the amount held in the escrow account, including interest, will be paid to the Advisers, as appropriate. If stockholders of the Fund do not approve the New Agreements, the Advisers will be paid the lesser of the costs incurred in performing their services under the Interim Agreements or the total amount in the escrow account, including interest earned. If at the end of 150 days following termination of the Fund’s Existing Agreements the Fund’s stockholders still have not approved the New Agreements, the Directors would take such actions as they deem to be in the best interests of the Fund and its stockholders, which may include negotiating a new management agreement and/or a new sub-advisory agreement with an advisory organization selected by the Directors or making other arrangements.

PROPOSAL 1: APPROVAL OF THE NEW MANAGEMENT AGREEMENT

     Stockholders of the Fund are being asked to approve a New Management Agreement between the Fund and New NB Management whereby New NB Management will provide all advisory services that NB Management currently provides pursuant to the Fund’s existing Management Agreement. As described above, the Fund’s existing Management Agreement will terminate upon consummation of the Proposed Acquisition. Therefore, approval of the New Management Agreement is sought so that the management of the Fund can continue without interruption following the Proposed Acquisition. If the Proposed Acquisition is not completed for any reason, the existing Management Agreement will continue in effect.

Board Approval and Recommendation

     The Directors who were all present in person at a meeting held on December 17, 2008, including the Directors who are not “interested persons” of the Fund or of NB Management (as defined in the 1940 Act) (“Independent Directors”), unanimously approved the New Management Agreement for the Fund and unanimously recommended that stockholders approve the New Management Agreement. A summary of the Board’s considerations is provided below in the section entitled “Evaluation by the Board.”

Terms of the Existing and New Management Agreement

     The form of the New Management Agreement is attached as Exhibit C to this Proxy Statement and the description of terms in this section is qualified in its entirety by reference to Exhibit C. The date of the existing Management Agreement is October 31, 2003 and it was last approved by the Board on September 25, 2008. It was last submitted to a vote of stockholders of the Fund on September 29, 2003. Stockholder approval was obtained prior to the commencement of operations for the Fund initially and again in connection with termination of the initial agreement due to the sale of NB Holdings, the parent company of NB Management, to LBHI by NB LLC or its affiliate as sole stockholder.

     The terms of the New Management Agreement are identical to those of the existing Management Agreement, except for the dates of execution and termination and the identity of the investment manager. The management fee rate under the New Management Agreement is identical to the management fee rate under the existing Management Agreement. Any contractual arrangement in place as of December 17, 2008 whereby NB Management has agreed to waive fees of the Fund by a specified annual rate will be continued by New NB Management upon completion of the Proposed Acquisition. For at least two years following the Proposed Acquisition, no voluntary arrangements to waive fees of the Fund will be changed by New NB Management so as to increase the expenses the Fund would pay without the prior approval of the Board. NB Management has advised the Board that it does not anticipate that the Proposed Acquisition will result in any reduction in the quality of advisory services now provided to the Fund by NB Management or have any adverse effect on the ability of NB Management or New NB Management to fulfill its obligations to the Fund.

     The following discussion applies to both the existing Management Agreement and the New Management Agreement for the Fund. Accordingly, all references in this section to the Management Agreement and NB Management equally apply to the New Management Agreement and New NB Management, respectively.

     Investment Management Services. NB Management currently serves as the investment manager to the Fund pursuant to the Management Agreement with the Fund. In relation to providing investment advisory and portfolio management services, the Management Agreement provides that NB Management will (1) obtain and evaluate information relating to the economy, industries, businesses, securities markets and securities, (2) formulate a continuing program for the investment of the Fund’s assets consistent with its investment objectives, policies and restrictions, and (3) determine from time to time securities to be purchased, sold, retained or lent by the Fund and implement those decisions, including the selection of entities through which such transactions are to be effected. The Management Agreement permits NB Management to effect securities transactions on behalf of the Fund through associated persons of NB Management after consummation of the Proposed Acquisition. The Management Agreement also specifically permits NB Management to compensate, through higher commissions, brokers and dealers who provide investment research and analysis to the Fund, subject to obtaining best execution. During the fiscal year ended October 31, 2008, the Fund paid brokerage commissions of $94 and $161,493 to NB LLC and Lehman Brothers Inc., respectively, both of which are affiliated brokers because they are wholly owned subsidiaries of LBHI. Transactions in which the Fund used NB LLC and Lehman Brothers Inc. as broker comprised less than 0.1% and 6.7%, respectively, of the aggregate dollar amount of brokerage commissions paid by the Fund.

     Expenses. NB Management pays all salaries, expenses, and fees of the officers, Directors, and employees of the Fund who are officers, directors, or employees of NB Management. The Fund bears the expenses of its operation including the costs associated with: custody, stockholder servicing, stockholder reports, pricing and portfolio valuation, communications, legal and accounting fees, Directors’ fees and expenses, stockholder meetings, bonding and insurance, brokerage commissions, taxes, trade association fees, nonrecurring and extraordinary expenses, organizational expenses, offering expenses for common stock, expenses of listing on a national securities exchange, offering expenses for any preferred stock, expenses incident to any dividend reinvestment plan and interest as may accrue on borrowings of the Fund.

     Advisory Fee. The Fund pays NB Management an advisory fee at the annual rate of 0.60% of the Fund’s average daily managed assets. Managed assets means the total assets of the Fund, minus its liabilities other than the aggregate indebtedness entered into for purposes of leverage. The aggregate amount of advisory fees and administration fees paid by the Fund during the last fiscal year was $5,854,697 and $2,439,457, respectively. The Directors of the Fund have voted to approve a new administration agreement, identical in all material respects to the current agreement described below, to take effect following the completion of the Proposed Acquisition. If the Proposed Acquisition is not completed for any reason, the current administration agreement will remain in effect for the Fund.

     Pursuant to an administration agreement with the Fund, NB Management provides certain stockholder-related services not furnished by the Fund’s stockholder servicing agent or third party investment providers and assists in the development and implementation of specified programs and systems to enhance overall stockholder servicing capabilities. NB Management solicits and gathers stockholder proxies, performs services connected with the qualification of Fund shares for sale in various states, and furnishes other services necessary to the operation of the Fund. Upon consummation of the Proposed Acquisition, [New NB Management or another NBG subsidiary] will provide the same services as NB Management under a substantially similar administration agreement.

     NB Management has entered into contractual undertakings to waive a portion of the advisory fees for the Fund. NB Management has also entered into voluntary arrangements to waive certain fees of the Fund. Any contractual arrangement in place as of December 17, 2008 whereby NB Management has agreed to waive fees of the Fund by a specified annual rate will be continued by New NB Management upon completion of the Proposed Acquisition. For at least two years following the Proposed Acquisition, no voluntary arrangements to waive fees of the Fund will be changed by New NB Management so as to increase the expenses the Fund would pay without the prior approval of the Board. NB Management recently announced that it would voluntarily extend the fee waivers currently in place for the Fund for an additional one-year period. Exhibit D to this Proxy Statement sets out the terms of the current contractual and voluntary arrangements.

     Retention of Sub-Adviser. As noted in Exhibit C, the Management Agreement provides that, subject to NB Management obtaining the initial and periodic approvals required under Section 15 of the 1940 Act, NB Management may retain a sub-adviser, at NB Management’s own cost and expense, to make investment recommendations and research information available to NB Management. The Management Agreement further provides that the retention of a sub-adviser in no way reduces the responsibilities of NB Management under the Management Agreement and NB Management is responsible to the Fund for all acts and omissions of the sub-adviser to the same extent that NB Management is responsible for its own acts and omissions. See “Limitation of Liability,” below.

     Services to Other Clients. The Management Agreement does not limit the freedom of NB Management or any of its affiliates to render investment management and administrative services to other investment companies, to act as investment adviser or investment counselor to other persons, firms or corporations, or to engage in other business activities. NB Management acts as investment manager or sub-adviser to other registered investment companies with similar investment objectives and policies as the Fund. Exhibit E to this Proxy Statement sets forth the name, asset size and the rate of compensation received by NB Management for providing advisory or sub-advisory services to these other funds.

     Limitation of Liability. Neither NB Management nor any director, officer or employee of NB Management performing services pursuant to the Management Agreement shall be liable for any error of judgment or mistake of law or any loss unless due to willful misfeasance, bad faith, gross negligence or reckless disregard of their duties under the Management Agreement.

     Indemnification. The Management Agreements provide that the Fund indemnifies NB Management against any and all expenses incurred investigating or defending any claims for losses or liabilities not resulting from negligence, disregard of its obligations and duties under the Management Agreement or disabling conduct by NB Management. Indemnification will be made only after (1) a final decision on the merits by a court or other regulatory body that NB Management was not liable or (2) in absence of such a decision a reasonable determination based on a review of the facts that NB Management was not liable by (i) the vote of a majority of a quorum of Independent Directors of the Fund or (ii) an independent legal counsel in a written opinion.

     Term of Agreement. The existing Management Agreement provides that it will remain in effect until October 31, 2009. The New Management Agreement will provide that it will remain in effect for an initial term of two years. The Management Agreement will remain in effect from year to year thereafter if approved annually by (i) the vote of the holders of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, or by the Board, and also by (ii) the vote, cast in person at a meeting called for such purpose, of a majority of the Independent Directors.

     Amendment or Assignment. Any amendment must be in writing signed by the parties to the Management Agreement and is not effective unless authorized for the Fund (i) by resolution of the Board, including the vote or written consent of a majority of the Independent Directors, and (ii) by a vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund. The Management Agreement provides that it will terminate automatically and immediately in the event of an assignment (as defined in the 1940 Act).

     Termination. The Management Agreement may be terminated, without penalty, at any time by either party to the Agreement upon sixty days’ prior written notice to the other party; provided that in the case of termination by the Fund, the termination has been authorized (i) by resolution of the Board, including the vote or written consent of a majority of the Independent Directors, or (ii) by a vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund.

Differences between the Existing and New Management Agreement

     The only terms of the New Management Agreement that will be different from the terms of the existing Management Agreement are the dates of execution and termination, as well as the entity providing the services.

THE BOARD UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS OF
THE FUND VOTE “FOR” PROPOSAL 1.

PROPOSAL 2:	APPROVAL OF A NEW SUB-ADVISORY AGREEMENT BETWEEN NEW NB MANAGEMENT AND NB LLC (OR NEW NB LLC)

     Stockholders of the Fund are being asked to approve a New Sub-Advisory Agreement with respect to the Fund between New NB Management and NB LLC (or New NB LLC). As described above, the existing Sub-Advisory Agreement will automatically terminate upon consummation of the Proposed Acquisition. Therefore, approval of the New Sub-Advisory Agreement is sought so that the management of the Fund can continue without interruption following the Proposed Acquisition. If the Proposed Acquisition is not completed for any reason, the existing Sub-Advisory Agreement will continue in effect.

Board Approvals and Recommendations in Connection with Proposal 2

     The Directors who were all present in person at a meeting held on December 17, 2008, including the Independent Directors, unanimously approved the New Sub-Advisory Agreement for the Fund and unanimously recommended that stockholders approve the New Sub-Advisory Agreement for the Fund. A summary of the Board’s considerations is provided below in the section entitled “Evaluation by the Board.”

Terms of the Existing and New Sub-Advisory Agreement in Connection with Proposal 2

     The form of the New Sub-Advisory Agreement is attached as Exhibit F to this Proxy Statement and the description of terms in this section is qualified in its entirety by reference to Exhibit F. The date of the existing Sub-Advisory Agreement is October 31, 2003 and it was last approved by the Board on September 25, 2008. It was last submitted to a vote of stockholders of the Fund on September 29, 2003. Stockholder approval was obtained prior to the commencement of operations for the Fund initially and again in connection with termination of the initial agreement due to the sale of NB Holdings, the parent company of NB Management, to LBHI by NB LLC or its affiliate as sole stockholder.

     The terms of the New Sub-Advisory Agreement are identical to those of the existing Sub-Advisory Agreement, except for the dates of execution and termination. The Fund does not pay any fees under the Sub-Advisory Agreement. All payments to NB LLC pursuant to the Sub-Advisory Agreement with respect to the Fund are made by NB Management. However, the bases for fees to be paid by NB Management under the New Sub-Advisory Agreement are identical to the bases for fees under the existing Sub-Advisory Agreement. NB Management and NB LLC have advised the Board that they do not anticipate that the Proposed Acquisition will result in any reduction in the quality of sub-advisory services now provided to the Fund or have any adverse effect on the ability of NB LLC (or New NB LLC) to fulfill its obligations under the New Sub-Advisory Agreement.

     The following discussion applies to both the existing Sub-Advisory Agreement and the New Sub-Advisory Agreement for the Fund. Accordingly, all references in this section to the Sub-Advisory Agreement equally apply to the New Sub-Advisory Agreement.

     Sub-Advisory Services. NB Management, with respect to the Fund, retains NB LLC as sub-adviser pursuant to the Sub-Advisory Agreement. The Sub-Advisory Agreement provides that NB LLC will furnish to NB Management, upon reasonable request, the same type of investment recommendations and research that NB LLC, from time to time, provides to its employees for use in managing client accounts. In this manner, NB Management expects to have available to it, in addition to research from other professional sources, the capability of the research staff of NB LLC. This staff consists of numerous investment analysts, each of whom specializes in studying one or more industries, under the supervision of the Chief Investment Officer of the sub-adviser, who is also available for consultation with NB Management.

     Sub-Advisory Fee. The Sub-Advisory Agreement provides that NB Management will pay for the services rendered based on the direct and indirect costs to NB LLC in connection with those services. The aggregate amount of sub-advisory fees paid by NB Management with respect to the Fund during the last fiscal year was $[      ]. NB LLC also serves as sub-adviser for other registered investment companies advised by NB Management. Exhibit G to this Proxy Statement sets forth the name, asset size and the rate of compensation received by NB LLC for providing sub-advisory services to these other funds.

     Limitation of Liability. NB LLC is not liable for any act or omission or any loss suffered by the Fund or the Fund’s stockholders under the Sub-Advisory Agreement unless due to willful misfeasance, bad faith, gross negligence or reckless disregard of its duties under the Sub-Advisory Agreement.

     Term of Agreement. The existing Sub-Advisory Agreement provides that it will remain in effect until October 31, 2009. The New Sub-Advisory Agreement will provide that it will remain in effect for an initial term of two years. The Sub-Advisory Agreement will remain in effect from year to year thereafter if approved annually by (i) the vote of the holders of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, or by the Board, and also by (ii) the vote, cast in person at a meeting called for such purpose, of a majority of the Independent Directors.

     Termination. The Sub-Advisory Agreement may be terminated, without penalty, at any time by the Fund, NB Management or NB LLC upon sixty days’ prior written notice to the other parties; provided that in the case of termination by the Fund, the termination has been authorized (i) by resolution of the Board, including the vote or written consent of a majority of the Independent Directors, or (ii) by a vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund. Furthermore, the Sub-Advisory Agreement also terminates automatically with respect to the Fund in the event of an assignment (as defined in the 1940 Act) or if the Management Agreement terminates with respect to the Fund.

Differences between the Existing and New Sub-Advisory Agreement

     The only terms of the New Sub-Advisory Agreement that will be different from the terms of the existing Sub-Advisory Agreement are the dates of execution and termination, as well as, possibly, the entity providing the services.

THE BOARD UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS OF
THE FUND VOTE “FOR” PROPOSAL 2.

EVALUATION BY THE BOARD

Board Meetings and Considerations of the New Agreements

     The Directors of the Fund discussed the Proposed Acquisition on December 17, 2008. Prior to the submission of the NBSH bid to public auction, NB Management met telephonically with the Independent Directors to brief them on the Proposed Acquisition. Following the public auction wherein NBSH was determined to be the successful bidder, the Independent Directors again met telephonically with NB Management to obtain additional information about the Proposed Acquisition. The Independent Directors, with the assistance of independent counsel, prepared due diligence requests that were presented to NB Management and appointed a Task Force of Independent Directors to lead the due diligence effort (the “Task Force”).

     NB Management provided written responses to the due diligence requests. After extensive review and analysis and discussions during a telephonic and in person meeting of the Independent Directors, the Task Force submitted clarifying questions. The Independent Directors met as a body in person to receive the report of the Task Force and consider the New Agreements. Throughout the process, the Task Force and the Independent Directors were advised by experienced 1940 Act counsel that is independent of NB Management and NBSH. In addition, the Independent Directors received a memorandum from independent counsel discussing the legal standards for their consideration of the New Agreements.

     Consideration of the New Agreements followed shortly on the heels of the Independent Directors’ annual consideration of whether to renew the Existing Agreements, carried out pursuant to Section 15(c) of the 1940 Act. In that process, which began prior to the June 2008 quarterly meeting of the Board and was concluded at the September 2008 quarterly meeting, the Independent Directors, following an extensive review of materials submitted by NB Management and a report from an independent data service, unanimously determined that the Existing Agreements were fair and reasonable and that their renewal would be in the best interests of the Fund and its stockholders. Accordingly, in considering the New Agreements, the Independent Directors took into account the fact that the terms of the New Agreements would be identical to those of the Existing Agreements in every respect except for the term and termination date and potentially the name of the investment manager. The Board considerations in connection with the New Agreements and the Existing Agreements also entered into the decision by the Board to approve the Interim Agreements, which would take effect if the stockholders of the Fund do not approve the New Agreements before the Proposed Acquisition is completed. The Independent Directors’ consideration of the Existing Agreements is described below.

     In evaluating the proposed New Agreements, the Independent Directors considered that they have generally been satisfied with the nature and quality of the services provided to the Fund by NB Management and NB LLC, including investment advisory, administrative and support services, and that the Fund would be best served by an arrangement that appeared likely to maintain the continuity and stability of the providers of these services. Accordingly, the Independent Directors considered very carefully the intentions of NBSH (including its successor or assign) regarding capitalization, management structure, staffing, compensation and staff retention and whether these seemed designed to provide the desired continuity and stability. They inquired specifically about staffing and resources in the areas of portfolio management, investment research, trading, fund accounting, legal and compliance, internal audit, and senior executive staff. Although at the time the Board considered the New Agreements no final decisions had been reached as to the distribution of equity interests in NBSH (or its successor or assign), the Directors were advised that senior members of management, including the Directors who are employed by the Advisers, would receive equity interests in NBSH. Because of these interests, as well as any future employment arrangements with the Advisers, these persons, individually or in the aggregate, could have a material interest in the Proposed Acquisition and in stockholder approval of the New Agreements. In considering the New Agreements, the Directors were aware of these interests.

     The Independent Directors inquired whether NBSH (or its successor or assign) had specific plans for the future structure of the Fund, whether they plan to propose to eliminate the Fund, and whether they intend to continue or alter certain expansion plans that are already underway. They also inquired whether there are plans to change the fees or expense structure of the Fund.

     The Independent Directors inquired about the long-term plans for the Advisers, including any expectations for cost savings or expense reductions. They also inquired about the capital structure and working capital likely to be available to NBSH (or its successor or assign).

     The Independent Directors considered the following factors, in addition to the factors discussed above, among others, in connection with their consideration of the New Agreements: (1) the nature, extent, and quality of the services provided by NB Management and NB LLC; (2) the performance of the Fund compared to a relevant market index and a peer group of investment companies; (3) the costs of the services provided and profits or losses realized by NB Management and its affiliates from their relationship with the Fund; (4) the extent to which economies of scale might be realized as the Fund grows; and (5) whether fee levels reflect any such potential economies of scale for the benefit of investors in the Fund. In their deliberations, the Independent Directors did not identify any particular information that was all-important or controlling, and each Director may have attributed different weights to the various factors.

     In unanimously approving and recommending the New Agreements, the Independent Directors concluded that the terms of each New Agreement are fair and reasonable and that approval of the New Agreements is in the best interests of the Fund and its stockholders. In reaching this determination, the Independent Directors considered the following factors, among others:

     (1) that the terms of the New Agreements are identical in all material respects to those of the Existing Agreements;

     (2) that the Advisers will maintain operational autonomy and continuity of management following the Proposed Acquisition;

     (3) the favorable history, reputation, qualification, and background of NB Management and NB LLC, as well as the qualifications of each entity’s personnel and each entity’s respective financial condition;

     (4) the commitment of NBSH (or its successor or assign) to retain key personnel currently employed by NB Management and NB LLC who currently provide services to the Fund;

     (5) the commitment of NBSH (or its successor or assign) to maintaining the current level and quality of Fund services;

     (6) the proposed division of equity in NBSH (or its successor or assign) among Management Members and other personnel upon consummation of the Proposed Acquisition;

     (7) the fees and expense ratio of the Fund relative to comparable funds;

     (8) that the fees are identical to those paid under the Existing Agreements;

     (9) that the fees and expense ratio of the Fund appear to the Board to be reasonable given the quality of services expected to be provided;

     (10) the commitment of NB Management (or its successor) to: (a) maintaining the Fund’s current contractual fee waiver agreements to ensure that Fund stockholders do not face an increase in expenses upon consummation of the Proposed Acquisition; and (b) not change any voluntary waiver so as to increase the expenses the Fund would pay without the prior approval of the Board;

     (11) the performance of the Fund relative to comparable funds and unmanaged indices;

     (12) the commitment of NB Management (or its successor) to pay the expenses of the Fund in connection with the Proposed Acquisition, including all expenses in connection with the solicitation of proxies with respect to the Proposed Acquisition, so that stockholders of the Fund would not have to bear such expenses;

     (13) the actual and potential effects on the Advisers of the bankruptcy of LBHI, and the effects of the LBHI bankruptcy on the information considered by the Independent Directors in their prior analyses of the principal service contracts;

     (14) the provisions made to continue providing to the Advisers certain services that were previously provided to them by or through LBHI or its other affiliates;

     (15) the possible benefits that may be realized by the Fund and by the Advisers as a result of the Proposed Acquisition; and

     (16) that the Proposed Acquisition is expected to maintain continuity of management of the Fund and may reduce the potential for future vulnerability to changes in control of the Advisers that could be adverse to the Fund’s interests and that could affect the retention of key employees providing services to the Fund.

Board Consideration of the Existing Agreements

     As noted above, the Board had recently considered the continuance of the Existing Agreements for the Fund and the factors considered by the Board are discussed below. The Directors, including the Independent Directors, unanimously approved the continuance of those Existing Agreements for the Fund at a meeting held on September 25, 2008.

     In evaluating the Existing Agreements, the Directors, including the Independent Directors, reviewed materials furnished by NB Management and NB LLC in response to questions submitted by counsel to the Independent Directors, and met with senior representatives of NB Management and NB LLC regarding their personnel and operations. The Independent Directors were advised by counsel that is experienced in 1940 Act matters and that is independent of NB Management and NB LLC. The Independent Directors received a memorandum from independent counsel discussing the legal standards for their consideration of the proposed continuance of the Existing Agreements. They met with such counsel separately from representatives of NB Management to discuss the annual contract review. The annual contract review extends over two regular meetings of the Board to ensure that NB Management and NB LLC have time to respond to any questions the Independent Directors may have on their initial review of the report and that the Independent Directors have time to consider those responses. In addition, during this process, the Board held a separate meeting devoted primarily to reviewing and discussing Fund performance.

     The Board considered the following factors, among others, in connection with its approval of the continuance of the Existing Agreements: (1) the nature, extent, and quality of the services provided by NB Management and NB LLC; (2) the performance of the Fund compared to relevant market indices and a peer group of investment companies; (3) the costs of the services provided and profits or losses realized by NB Management and its affiliates from their relationship with the Fund; (4) the extent to which economies of scale might be realized as the Fund grows; and (5) whether fee levels reflect any such potential economies of scale for the benefit of investors in the Fund. In their deliberations, the Board members did not identify any particular information that was all-important or controlling, and each Director may have attributed different weights to the various factors.

     The Board considered the continued integrity of NB Management and NB LLC as organizations, despite the bankruptcy filing by LBHI. The Board discussed the efforts made by NB Management and NB LLC to retain employees, and the reported likelihood that such employees would be retained. The Board discussed the provisions that were being made for ancillary services by NB Management, NB LLC and their affiliates.

     The Board evaluated the terms of the Existing Agreements, the overall fairness of the Existing Agreements to the Fund and whether the Existing Agreements were in the best interests of the Fund and its stockholders.

     With respect to the nature, extent and quality of the services provided, the Board considered the performance of the Fund and the experience and staffing of the portfolio management and investment research personnel of NB Management and NB LLC who perform services for the Fund. The Board noted that NB Management also provides certain administrative services, including fund accounting and compliance oversight. The Board also considered NB Management’s and NB LLC’s policies and practices regarding brokerage and the quality of brokerage execution obtained by NB Management. The Board’s Portfolio Transactions and Pricing Committee from time to time reviewed the quality of the brokerage services that NB LLC and Lehman Brothers Inc. had provided, and periodically reviews studies by an independent firm engaged to review and evaluate the quality of brokerage execution received by the Fund. The Board also reviewed whether NB Management and NB LLC used brokers to execute Fund transactions that provide research and other services to NB Management and NB LLC, and the types of benefits potentially derived from such services by NB Management and NB LLC, the Fund and other clients of NB Management and NB LLC. In addition, the Board noted the positive compliance history of NB Management and NB LLC, as each firm has been free of significant compliance problems.

      The Board considered the performance of the Fund on both a market return and net asset value basis relative to its benchmark and a peer group of investment companies pursuing broadly similar strategies. The Board also considered performance in relation to the degree of risk undertaken by the portfolio managers. The Board discussed with NB Management the Fund's performance and the steps that NB Management had taken, or intended to take, to improve the Fund's performance. The Board also considered NB Management's resources and responsiveness with respect to the Fund.

     With respect to the overall fairness of the Existing Agreements, the Board considered the fee structure for the Fund under the Existing Agreements as compared to a peer group of comparable funds and any fall-out benefits likely to accrue to NB Management and NB LLC or their affiliates from their relationship with the Fund. The Board also considered the profitability of NB Management and its affiliates from their association with the Fund.

      The Board reviewed a comparison of the Fund’s management fee and overall expense ratio to a peer group of broadly comparable funds. With regard to the sub-advisory fee paid to NB LLC, the Board noted that this fee is “at cost.” In addition, the Board considered the contractual waiver of a portion of the management fee undertaken by NB Management.

     The Board considered whether there were other funds that were advised or sub-advised by NB Management or its affiliates or separate accounts managed by NB Management or its affiliates with similar investment objectives, policies and strategies as the Fund. The Board compared the fees charged to the Fund at various asset levels to the fees charged to an advised fund, a sub-advised fund and/or a separate account, each managed in a similar style to the Fund. The Board considered the appropriateness and reasonableness of the differences between the fees charged to the Fund and any such funds and/or separate accounts and determined that the differences in fees were consistent with the management and other services provided.

     The Board also evaluated any apparent or anticipated economies of scale in relation to the services NB Management provides to the Fund. The Board considered that the Fund is a closed-end fund that is not continuously offering shares and that, without daily inflows and outflows of capital, there are limited opportunities for significant economies of scale to be realized by NB Management in managing the Fund’s assets.

      In concluding that the benefits accruing to NB Management and its affiliates by virtue of their relationship to the Fund were reasonable in comparison with the costs of providing the investment advisory services and the benefits accruing to the Fund, the Board reviewed specific data as to NB Management’s profit or loss on the Fund for a recent period and the trend in profit or loss over recent years. The Board also carefully examined NB Management’s cost allocation methodology and in recent years had an independent consultant review the methodology. It also reviewed an analysis from an independent data service on profitability margins in the investment management industry. The Board recognized that NB Management should be entitled to earn a reasonable level of profits for services it provides to the Fund and, based on its review, concluded that NB Management’s level of profitability was not excessive.

     In approving the Existing Agreements, the Board concluded that the terms of each Existing Agreement are fair and reasonable and that approval of the Existing Agreements is in the best interests of the Fund and its stockholders. In reaching this determination, the Board considered that NB Management and NB LLC could be expected to provide a high level of service to the Fund; that it retained confidence in NB Management’s and NB LLC’s capabilities to manage the Fund; that the Fund’s fee structure appeared to the Board to be reasonable given the nature and quality of services provided; and that the benefits accruing to NB Management and its affiliates by virtue of their relationship to the Fund were reasonable in comparison with the benefits accruing to the Fund.

Section 15(f) of the 1940 Act

     Section 15(f) of the 1940 Act permits an investment adviser of a registered investment company (or any affiliated persons of the investment adviser) to receive any amount or benefit in connection with a sale of securities or other interest in the investment adviser, provided that two conditions are satisfied.

     First, an “unfair burden” may not be imposed on the investment company as a result of the sale, or any express or implied terms, conditions or understandings applicable to the sale. The term “unfair burden,” as defined in the 1940 Act, includes any arrangement during the two-year period after the sale whereby the investment adviser (or predecessor or successor adviser), or any “interested person” of the adviser (as defined in the 1940 Act), receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services), or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than ordinary fees for bona fide principal underwriting services).

      Second, during the three-year period after the sale, at least 75% of the members of the investment company’s board of directors cannot be “interested persons” (as defined in the 1940 Act) of the investment adviser or its predecessor.

      The Directors have not been advised by LBHI or NBSH of any circumstances arising from the Proposed Acquisition that might result in the imposition of an “unfair burden” on any Fund as defined in Section 15(f) of the 1940 Act. Moreover, NBSH (on its behalf and on behalf of its successor or assign) has agreed that for two years after the consummation of the Proposed Acquisition, it will use its reasonable best efforts to refrain from imposing, or agreeing to impose, any unfair burden on the Fund, which includes refraining from proposing any increase in fees paid by the Fund to the Advisers. Any contractual arrangement in place as of December 17, 2008 whereby NB Management has agreed to waive fees of the Fund by a specified annual rate will be continued by New NB Management upon completion of the Proposed Acquisition. For at least two years following the Proposed Acquisition, no voluntary arrangements to waive fees of the Fund will be changed by New NB Management so as to increase the expenses the Fund would pay without the prior approval of the Board. At the present time, over 80% of the Directors are classified as Independent Directors and expect to remain so classified following the sale of the Acquired Businesses. NBSH (on its behalf and on behalf of its successor or assign) has agreed to continue to comply with the Board’s current policy that requires that at least 75% of the Directors are classified as Independent Directors and would not seek to change it during the three-year period after the completion of the Proposed Acquisition.

     Based on their evaluation of the materials presented, the Directors who attended the December 17, 2008 Board meeting, including all the Independent Directors, unanimously concluded that the terms of the New Agreements are reasonable, fair and in the best interests of the Fund and its stockholders. The Directors believe that the New Agreements will enable the Fund to continue to enjoy the high quality investment management services it has received in the past, at a fee rate identical to the present rate, which the Independent Directors deem appropriate, reasonable and in the best interests of the Fund and its stockholders. The Directors unanimously voted to approve and to recommend to the stockholders of the Fund that they approve the New Agreements.

PROPOSAL 3: ELECTION OF DIRECTORS

     The Board of the Fund is divided into three classes (Class I, Class II and Class III). The terms of office of Class I, Class II and Class III Directors will expire at the annual meeting of stockholders held in 2009, 2010 and 2011, respectively, and at each third annual meeting of stockholders thereafter. Each Director shall hold office until his or her successor is elected and qualified or until his or her earlier death, resignation or removal. The classification of the Fund’s Directors helps to promote the continuity and stability of the Fund’s management and policies because the majority of the Directors at any given time will have prior experience as Directors of the Fund.

     Holders of the Fund’s preferred stock are entitled, as a class, to the exclusion of the holders of all other classes of stock of the Fund, to elect two Directors of the Fund (regardless of the total number of Directors serving on the Board). These Directors are Class II and Class III Directors up for election in 2010 and 2011. These Directors are not nominees to be considered at the Meeting.

     The term of each current Class I Director expires at the Meeting, but each expressed his or her willingness to serve another term as Director of the Fund if nominated by the Board.

     The Governance and Nominating Committee of the Fund reviewed the qualifications, experience and background of each Class I incumbent Director. Based upon this review and consideration, the Committee determined that nominating the incumbent Class I Directors would be in the best interests of the Fund’s stockholders. The Board believes that the incumbents are well suited for service on the Board due to their familiarity with the Fund as a result of their prior service as Directors, their knowledge of the financial services sector, and their substantial experience in serving as directors or trustees, officers or advisers of public companies and business organizations, including other investment companies.

     At a meeting in February 2009, the Board received the recommendations of the Governance and Nominating Committee. After discussion and consideration of, among other things, the backgrounds of the incumbents, the Board voted to nominate Faith Colish, Michael M. Knetter, Cornelius T. Ryan, Peter P. Trapp and Robert Conti for election as Class I Directors with a term expiring in 2012. William E. Rulon has decided to retire as a Fund Director as of March 2009. The Fund has a policy that at least three quarters of all Directors be Independent Directors. Independent Directors are those who are not associated with the Fund’s investment manager or sub-adviser or their affiliates, or with any broker-dealer used by the Fund, the investment manager or the sub-adviser in the past six months.

     It is the intention of the persons named on the enclosed proxy card(s) to vote in favor of the election of each nominee named in this Proxy Statement. Each nominee has consented to be named in this Proxy Statement and to serve as Director if elected. The Board has no reason to believe that any nominee will become unavailable for election as a Director, but if that should occur before the Meeting, the proxies will be voted for such other nominees as the Board may recommend.

     None of the Directors are related to any other. The following tables set forth certain information regarding each Director of the Fund. Unless otherwise noted, each Director has engaged in the principal occupation listed in the following table for five years or more. The business address of each listed person is 605 Third Avenue, New York, New York 10158.

INFORMATION REGARDING NOMINEES FOR ELECTION

Name, (Year of Birth), and Address (1)	Position with the Fund and Length of Time Served (2)	Principal Occupation(s) (3)	Number of Funds in Fund Complex Overseen by Fund Director	Other Directorships Held Outside Fund Complex by Fund Director
CLASS I
Independent Directors
Faith Colish (1935)	Director since 2003	Counsel, Carter Ledyard & Milburn LLP (law firm) since October 2002; formerly, Attorney-at-Law and President, Faith Colish, A Professional Corporation, 1980 to 2002.	53	Formerly, Director (1997 to 2003) and Advisory Director (2003 to 2006), ABA Retirement Funds (formerly, American Bar Retirement Association) (not-for-profit membership corporation).
Michael M. Knetter (1960)	Director Since 2007	Dean, School of Business, University of Wisconsin - Madison; formerly, Professor of International Economics and Associate Dean, Amos Tuck School of Business - Dartmouth College, 1998 to 2002.	53	Trustee, Northwestern Mutual Series Fund, Inc., since February 2007; Director, Wausau Paper, since 2005; Director, Great Wolf Resorts, since 2004.
Cornelius T. Ryan (1931)	Director since 2003	Founding General Partner, Oxford Partners and Oxford Bioscience Partners (venture capital investing) and President, Oxford Venture Corporation, since 1981.	53	None.
Peter P. Trapp (1944)	Director since 2003	Retired; formerly, Regional Manager for Mid-Southern Region, Ford Motor Credit Company, September 1997 to 2007; formerly, President, Ford Life Insurance Company, April 1995 to August 1997.	53	None.
Fund Director who is an “Interested Person”
Robert Conti* (1956)	Chief Executive Officer, President and Director since 2008; formerly, Executive Vice President in 2008 and Vice President 2003 to 2008.	Managing Director, NB LLC, since 2007; formerly, Senior Vice President, NB LLC, 2003 to 2006; formerly, Vice President, NB LLC, 1999 to 2003; President and Chief Executive Officer, NB Management, since 2008; formerly, Senior Vice President, NB Management, 2000 to 2008.	53	Chairman of the Board, Staten Island Mental Health Society since 2008.

INFORMATION REGARDING DIRECTORS
WHOSE CURRENT TERMS CONTINUE

Name, (Year of Birth), and Address (1)	Position with the Fund and Length of Time Served (2)	Principal Occupation(s) (3)	Number of Funds in Fund Complex Overseen by Fund Director	Other Directorships Held Outside Fund Complex by Fund Director
CLASS II
Independent Directors
John Cannon (1930)	Director since 2003	Consultant; formerly, Chairman, CDC Investment Advisers (registered investment adviser), 1993 to January 1999; formerly, President and Chief Executive Officer, AMA Investment Advisors, an affiliate of the American Medical Association.	53	Independent Trustee or Director of three series of Oppenheimer Funds: Oppenheimer Limited Term New York Municipal Fund, Rochester Fund Municipals, and Oppenheimer Convertible Securities Fund since 1992.
C. Anne Harvey (1937)	Director since 2003	President, C.A. Harvey Associates, since October 2001; formerly, Director, AARP, 1978 to December 2001.	53	Formerly, President, Board of Associates to The National Rehabilitation Hospital’s Board of Directors, 2001 to 2002; formerly, Member, Individual Investors Advisory Committee to the New York Stock Exchange Board of Directors, 1998 to June 2002.
George W. Morriss (1947)	Director since 2007	Retired; formerly, Executive Vice President and Chief Financial Officer, People’s Bank, Connecticut (a financial services company), 1991 to 2001.	53	Manager, Old Mutual 2100 fund complex (consisting of six funds) since October 2006 for four funds and since February 2007 for two funds; formerly, Member NASDAQ Issuers’ Affairs Committee, 1995 to 2003.

Name, (Year of Birth), and Address (1)	Position with the Fund and Length of Time Served (2)	Principal Occupation(s) (3)	Number of Funds in Fund Complex Overseen by Fund Director	Other Directorships Held Outside Fund Complex by Fund Director
Tom D. Seip (1950)	Director since 2003; Chairman of the Board since 2008; Lead Independent Director from 2006 to 2008.	General Partner, Seip Investments LP (a private investment partnership); formerly, President and CEO, Westaff, Inc. (temporary staffing), May 2001 to January 2002; formerly, Senior Executive at the Charles Schwab Corporation, 1983 to 1998, including Chief Executive Officer, Charles Schwab Investment Management, Inc., and Trustee, Schwab Family of Funds and Schwab Investments, 1997 to 1998, and Executive Vice President-Retail Brokerage, Charles Schwab & Co., Inc., 1994 to 1997.	53	Director, H&R Block, Inc. (financial services company), since May 2001; Chairman, Compensation Committee, H&R Block, Inc., since 2006; formerly, Director, Forward Management, Inc. (asset management company), 1999 to 2006.
Fund Director who is an “Interested Person”
Jack L. Rivkin* (1940)	Director since 2003; formerly, President 2003 to 2008	Formerly, Executive Vice President and Chief Investment Officer, Neuberger Berman Holdings LLC (holding company), 2002 to August 2008 and 2003 to August 2008, respectively; formerly, Managing Director and Chief Investment Officer, NB LLC, December 2005 to August 2008 and 2003 to August 2008, respectively; formerly, Executive Vice President, NB LLC, December 2002 to 2005; formerly, Director and Chairman, NB Management, December 2002 to August 2008; formerly, Executive Vice President, Citigroup Investments, Inc., September 1995 to February 2002; formerly, Executive Vice President, Citigroup Inc., September 1995 to February 2002.	53	Director, Idealab (private company), since 2009; Director, Dale Carnegie and Associates, Inc. (private company), since 1998; Director, Solbright, Inc. (private company), since 1998.

Name, (Year of Birth), and Address (1)	Position with the Fund and Length of Time Served (2)	Principal Occupation(s) (3)	Number of Funds in Fund Complex Overseen by Fund Director	Other Directorships Held Outside Fund Complex by Fund Director
CLASS III
Independent Directors
Martha C. Goss (1949)	Director since 2007	President, Woodhill Enterprises Inc./Chase Hollow Associates LLC (personal investment vehicle), since 2006; Chief Operating and Financial Officer, Hopewell Holdings LLC/Amwell Holdings, LLC (a holding company for a healthcare reinsurance company start-up), since 2003; formerly, Consultant, Resources Connection (temporary staffing), 2002 to 2006.	53	Director, Ocwen Financial Corporation (mortgage servicing), since 2005; Director, American Water (water utility), since 2003; Director, Channel Reinsurance (financial guaranty reinsurance), since 2006; Advisory Board Member, Attensity (software developer), since 2005; Director, Allianz Life of New York (insurance), since 2005; Director, Financial Women’s Association of New York (not for profit association), since 2003; Trustee Emerita, Brown University, since 1998.
Robert A. Kavesh (1927)	Director since 2003	Retired; Marcus Nadler Professor Emeritus of Finance and Economics, New York University Stern School of Business; formerly, Executive Secretary-Treasurer, American Finance Association, 1961 to 1979.	53	Formerly, Director, The Caring Community (not-for-profit), 1997 to 2006; formerly, Director, DEL Laboratories, Inc. (cosmetics and pharmaceuticals), 1978 to 2004; formerly, Director, Apple Bank for Savings, 1979 to 1990; formerly, Director, Western Pacific Industries, Inc., 1972 to 1986 (public company).

Name, (Year of Birth), and Address (1)	Position with the Fund and Length of Time Served (2)	Principal Occupation(s) (3)	Number of Funds in Fund Complex Overseen by Fund Director	Other Directorships Held Outside Fund Complex by Fund Director
Howard A. Mileaf (1937)	Director since 2003	Retired; formerly, Vice President and General Counsel, WHX Corporation (holding company), 1993 to 2001.	53	Formerly, Director, Webfinancial Corporation (holding company), 2002 to 2008; formerly, Director WHX Corporation (holding company), January 2002 to June 2005; formerly, Director, State Theatre of New Jersey (not-for-profit theater), 2000 to 2005.
Edward I. O’Brien (1928)	Director since 2003	Retired; formerly, Member, Investment Policy Committee, Edward Jones, 1993 to 2001; President, Securities Industry Association (“SIA”) (securities industry’s representative in government relations and regulatory matters at the federal and state levels), 1974 to 1992; Adviser to SIA, November 1992 to November 1993.	53	Formerly, Director, Legg Mason, Inc. (financial services holding company), 1993 to July 2008; formerly, Director, Boston Financial Group (real estate and tax shelters), 1993 to 1999.

Name, (Year of Birth), and Address (1)	Position with the Fund and Length of Time Served (2)	Principal Occupation(s) (3)	Number of Funds in Fund Complex Overseen by Fund Director	Other Directorships Held Outside Fund Complex by Fund Director
Candace L. Straight (1947)	Director since 2003	Private investor and consultant specializing in the insurance industry; formerly, Advisory Director, Securitas Capital LLC (a global private equity investment firm dedicated to making investments in the insurance sector), 1998 to December 2003.	53	Director, Montpelier Re (reinsurance company), since 2006; formerly, Director, National Atlantic Holdings Corporation (property and casualty insurance company), 2004 to 2008; formerly, Director, The Proformance Insurance Company (property and casualty insurance company), 2004 to 2008; formerly, Director, Providence Washington Insurance Company (property and casualty insurance company), December 1998 to March 2006; formerly, Director, Summit Global Partners (insurance brokerage firm), 2000 to 2005.

Name, (Year of Birth), and Address (1)	Position with the Fund and Length of Time Served (2)	Principal Occupation(s) (3)	Number of Funds in Fund Complex Overseen by Fund Director	Other Directorships Held Outside Fund Complex by Fund Director
Fund Director who is an “Interested Person”
Joseph V. Amato* (1964)	Director since 2009	Chief Executive Officer and President, NB Holdings (including its predecessor, Neuberger Berman Inc.) and NB LLC, since 2007; Managing Director of Lehman Brothers Asset Management LLC (“LBAM”) since 2007; Global Head of Asset Management in the Investment Management Division, LBHI, since 2006; Member of the Investment Management Division’s Executive Management Committee, LBHI, since 2006; Managing Director, Lehman Brothers Inc., since 2006; Board member of LBAM since 2006; formerly, Chief Recruiting and Development Officer, Lehman Brothers Inc., 2005 to 2006; formerly, Global Head of Equity Sales and Member of the Equities Division Executive Committee, Lehman Brothers Inc., 2003 to 2005.	53	Member of Board of Advisors, McDonough School of Business, Georgetown University, since 2001; Member of New York City Board of Advisors, Teach for America, since 2005; Trustee, Montclair Kimberley Academy (private school), since 2007.

(1)	The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2)

The Board shall at all times be divided as equally as possible into three classes of Directors designated Class I, Class II, and Class III. The terms of office of Class I, Class II, and Class III Directors shall expire at the annual meeting of stockholders held in 2009, 2010, and 2011, respectively, and at each third annual meeting of stockholders thereafter.

(3)	Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

*

Indicates a Fund Director who is an “interested person” within the meaning of the 1940 Act. Mr. Conti is an interested person of the Fund by virtue of the fact that he is an officer of each of NB Management and NB LLC. Mr. Rivkin may be deemed an interested person of the Fund by virtue of the fact that, until August 2008, he was a director of NB Management and an officer of NB LLC. Mr. Amato may be deemed an interested person by virtue of the fact that he is an officer of each of NB Holdings and NB LLC and managing director of Lehman Brothers Inc.

Section 16(a) Beneficial Ownership Reporting Compliance

     Under Section 16(a) of the 1934 Act, Section 30(h) of the 1940 Act and SEC regulations thereunder, certain of the Fund’s officers and the Fund’s Directors and portfolio managers, persons owning more than 10% of the Fund’s common stock and certain officers and directors of the Fund’s investment manager and sub-adviser are required to report their transactions in the Fund’s stock to the SEC and the American Stock Exchange. Based solely on the review by the Fund of the copies of such reports received by the Fund, the Fund believes that, during its fiscal year ended October 31, 2008, all filing requirements applicable to such persons were met.

Board of Directors and Committee Meetings

     The Board met twenty times during the fiscal year ended October 31, 2008. Each Director attended at least 75% of the total number of meetings of the Board and of any committee of which he or she was a member during the fiscal year ended October 31, 2008.

     The Board is responsible for managing the business and affairs of the Fund. Among other things, the Board generally oversees the portfolio management of the Fund and reviews and approves the Fund’s advisory and sub-advisory contracts and other principal contracts.

     The Board has established several standing committees to oversee particular aspects of the Fund’s management. The standing committees of the Board are described below. The Board does not have a standing compensation committee although the Governance and Nominating Committee does consider and make recommendations relating to Independent Director compensation to the Board.

     Audit Committee. The purposes of the Fund’s Audit Committee are (a) in accordance with exchange requirements and Rule 32a-4 under the 1940 Act, to oversee the accounting and financial reporting processes of the Fund and, as the Committee deems appropriate, to inquire into the internal control over financial reporting of service providers; (b) in accordance with exchange requirements and Rule 32a-4 under the 1940 Act, to oversee the quality and integrity of the Fund’s financial statements and the independent audit thereof; (c) in accordance with exchange requirements and Rule 32a-4 under the 1940 Act, to oversee, or, as appropriate, assist Board oversight of, the Fund’s compliance with legal and regulatory requirements that relate to the Fund’s accounting and financial reporting, internal control over financial reporting and independent audits; (d) to approve prior to appointment the engagement of the Fund’s independent registered public accounting firm and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Fund’s independent registered public accounting firm; (e) to act as a liaison between the Fund’s independent registered public accounting firm and the full Board; and (f) to prepare an audit committee report as required by Item 407 of Regulation S-K to be included in proxy statements relating to the election of directors. The independent registered public accounting firm for the Fund shall report directly to the Audit Committee. The Fund has adopted a written charter for its Audit Committee. The charter of the Audit Committee is available on NB Management’s website at www.nb.com. The Audit Committee of the Fund has delegated the authority to grant pre-approval of permissible non-audit services and all audit, review or attest engagements of the Fund’s independent registered public accounting firm to each member of the Committee between meetings of the Committee.

     The Audit Committee of the Fund is composed entirely of Independent Directors who are also considered independent under the listing standards applicable to the Fund. Its members are Martha C. Goss, Howard A. Mileaf, George W. Morriss, Cornelius T. Ryan (Chair), Tom D. Seip and Peter P. Trapp. The Report of the Audit Committee relating to the audit of Fund financial statements for the fiscal year ended October 31, 2008 is attached hereto as Exhibit A. During the fiscal year ended October 31, 2008, the Committee met seven times.

     Closed-End Funds Committee. The Fund’s Closed-End Funds Committee is responsible for consideration and evaluation of issues specific to the Fund. Its members are John Cannon (Vice Chair), George W. Morriss (Chair), Edward I. O’Brien, Jack L. Rivkin, and Tom D. Seip. All members other than Mr. Rivkin are Independent Directors. During the fiscal year ended October 31, 2008, the Committee met nine times.

     Contract Review Committee. The Contract Review Committee of the Fund is responsible for overseeing and guiding the process by which the Independent Directors annually consider whether to continue the Fund’s principal contractual arrangements. Its members are Faith Colish (Chair), Martha C. Goss, Robert A. Kavesh, Howard Mileaf and Candace L. Straight. All members are Independent Directors. During the fiscal year ended October 31, 2008, the Committee met four times.

     Ethics and Compliance Committee. The Ethics and Compliance Committee of the Fund generally oversees: (a) the Fund’s program for compliance with Rule 38a-1 under the 1940 Act and the Fund’s implementation and enforcement of its compliance policies and procedures; (b) compliance with the Fund’s Code of Ethics (which restricts the personal securities transactions, including transactions in Fund shares, of employees, officers, and Directors), and (c) the activities of the Fund’s Chief Compliance Officer (“CCO”). The Committee shall not assume oversight duties to the extent that such duties have been assigned by the Board expressly to another Committee of the Board (such as oversight of internal controls over financial reporting, which has been assigned to the Audit Committee). The Committee’s primary function is oversight. Each investment manager, sub-adviser, administrator and transfer agent (collectively, “Service Providers”) is responsible for its own compliance with the federal securities laws and for devising, implementing, maintaining and updating appropriate policies, procedures and codes of ethics to ensure compliance with applicable laws and regulations. The CCO is responsible for administering the Fund’s Compliance Program, including devising and implementing appropriate methods of testing compliance by the Fund and its Service Providers. Its members are John Cannon (Chair), Faith Colish, C. Anne Harvey, Michael M. Knetter and Edward I. O’Brien. All members are Independent Directors. The Board will receive at least annually a report on the compliance programs of the Fund and Service Providers and the required annual reports on the administration of the Codes of Ethics and the required annual certifications from the Fund, NB Management and NB LLC. During the fiscal year ended October 31, 2008, the Committee met four times.

     Executive Committee. The Executive Committee of the Fund is responsible for acting in an emergency when a quorum of the Board of Directors is not available; the Committee has all the powers of the Board when the Board is not in session to the extent permitted by Maryland law. Its members are John Cannon, Robert Conti (Vice Chair), Robert A. Kavesh, Howard A. Mileaf, Tom D. Seip (Chair) and Candace L. Straight. All members except for Mr. Conti are Independent Directors. During the fiscal year ended October 31, 2008, the Committee met once.

     Governance and Nominating Committee. The Governance and Nominating Committee of the Fund is responsible for: (a) considering and evaluating the structure, composition and operation of that Board of Directors and each committee thereof, including the operation of the annual self-evaluation by the Board; (b) evaluating and nominating individuals to serve as Directors, including as Independent Directors, as members of committees, as Chair of the Board and as officers of the Fund; and (c) considering and making recommendations relating to the compensation of Independent Directors and of those officers as to whom the Board is charged with approving compensation. The Committee met to discuss matters relating to the nomination of Class I Directors with respect to the Fund. Its members are C. Anne Harvey (Chair), Robert A. Kavesh, Michael M. Knetter (Vice Chair), Howard A. Mileaf and Tom D. Seip. All members are Independent Directors and are not “interested parties” of the Fund as defined in section 2(a)(19) of the 1940 Act. During the fiscal year ended October 31, 2008, the Committee met once.

     Investment Performance Committee. The Investment Performance Committee of the Fund is responsible for overseeing and guiding the process by which the Board reviews Fund performance. Its members are Martha C. Goss, Robert A. Kavesh, Edward I. O’Brien, Jack L. Rivkin (Vice Chair), Cornelius T. Ryan and Peter P. Trapp (Chair). All members except for Mr. Rivkin are Independent Directors. During the fiscal year ended October 31, 2008, the Committee met four times.

     Portfolio Transactions and Pricing Committee. The Portfolio Transactions and Pricing Committee of the Fund (a) generally monitors the operation of policies and procedures reasonably designed to ensure that each portfolio holding is valued in an appropriate and timely manner, reflecting information known to the manager about current market conditions (“Pricing Procedures”); (b) considers and evaluates, and recommends to the Board when the Committee deems it appropriate, amendments to the Pricing Procedures proposed by management, counsel, the independent registered public accounting firm and others; (c) from time to time, as required or permitted by the Pricing Procedures, establishes or ratifies a method of determining the fair value of portfolio securities for which market prices are not readily available; (d) generally oversees the program by which the manager seeks to monitor and improve the quality of execution for portfolio transactions; and (e) generally oversees the adequacy and fairness of the arrangements for securities lending; in each case with special emphasis on any situations in which the Fund deals with the manager or any affiliate of the manager as principal or agent.

     The members of the Committee are Faith Colish, George W. Morriss, Jack L. Rivkin (Vice Chair), Cornelius T. Ryan and Candace L. Straight (Chair). All members except for Mr. Rivkin are Independent Directors. During the fiscal year ended October 31, 2008, the Committee met six times.

Information Regarding the Fund’s Process for Nominating Director Candidates

     Governance and Nominating Committee Charter. A copy of the Governance and Nominating Committee Charter is available to stockholders on NB Management’s website at www.nb.com.

     Stockholder Communications. The Fund’s Governance and Nominating Committee will consider nominees recommended by stockholders; stockholders may send resumes of recommended persons to the attention of Claudia A. Brandon, Secretary, Neuberger Berman Funds, 605 Third Avenue, 2nd Floor, New York, NY, 10158-0180.

     Nominee Qualifications. The Governance and Nominating Committee will consider nominees recommended by stockholders on the basis of the same criteria used to consider and evaluate candidates recommended by other sources. While there is no formal list of qualifications, the Governance and Nominating Committee considers, among other things, whether prospective nominees have distinguished records in their primary careers, unimpeachable integrity, and substantive knowledge in areas important to the Board’s operations, such as background or education in finance, auditing, securities law, the workings of the securities markets, or investment advice. For candidates to serve as Independent Directors, independence from the Fund’s investment manager, its affiliates and other principal service providers is critical, as is an independent and questioning mindset. The Committee also considers whether the prospective candidates’ workloads would allow them to attend the vast majority of Board meetings, be available for service on Board committees, and devote the additional time and effort necessary to keep up with Board matters and the rapidly changing regulatory environment in which the Fund operates. Different substantive areas may assume greater or lesser significance at particular times, in light of a Board’s present composition and the Committee’s (or a Board’s) perceptions about future issues and needs.

     Identifying Nominees. The Governance and Nominating Committee considers prospective candidates from any reasonable source. The Committee initially evaluates prospective candidates on the basis of their resumes, considered in light of the criteria discussed above. Those prospective candidates that appear likely to be able to fill a significant need of a Board would be contacted by a Committee member by telephone to discuss the position; if there appeared to be sufficient interest, an in-person meeting with one or more Committee members would be arranged. If the Committee, based on the results of these contacts, believed it had identified a viable candidate, it would air the matter with the full group of Independent Directors for input.

     Any request by management to meet with the prospective candidate would be given appropriate consideration. The Fund has not paid a fee to third parties to assist in finding nominees.

Director Attendance At Annual Meetings

     The Fund does not have a policy on Director attendance at the annual meeting of stockholders. One Board member attended the 2008 annual meeting of stockholders.

Ownership of Securities

     Set forth below is the dollar range of equity securities owned by each Director as of December 31, 2008.

Aggregate Dollar
Range of Equity Securities in all
Registered Investment
	Dollar Range of Equity	Companies Overseen by
	Securities Owned in the	Director in Family of
Name of Director	Fund*	Investment Companies*
Independent Directors
John Cannon	None	Over $100,000
Faith Colish**	$1-$10,000	Over $100,000
Martha C. Goss	None	$10,001-$50,000
C. Anne Harvey	None	$50,001-$100,000
Robert A. Kavesh	None	Over $100,000
Michael M. Knetter	None	$50,001-$100,000
Howard A. Mileaf	None	Over $100,000
George W. Morriss	None	$50,001-$100,000
Edward I. O’Brien	None	Over $100,000
Cornelius T. Ryan	None	Over $100,000
Tom D. Seip	None	Over $100,000
Candace L. Straight	None	Over $100,000
Peter P. Trapp	None	Over $100,000
Directors who are “Interested Persons”
Joseph V. Amato	None	Over $100,000
Robert Conti	None	Over $100,000
Jack L. Rivkin	None	$10,001-$50,000

*	Valuation as of December 31, 2008.
**	Ms. Colish owns 100 shares of common stock of the Fund, constituting less than 1% of the Fund’s outstanding shares of common stock.

Independent Directors’ Ownership Of Securities

     As of January 31, 2009, no Independent Director (or his/her immediate family members) owned securities of NB Management or NB LLC or securities in an entity controlling, controlled by or under common control with NB Management or NB LLC (not including registered investment companies).

Officers of the Fund

     The following table sets forth certain information regarding the officers of the Fund. Except as otherwise noted, each individual has held the positions shown in the table below for at least the last five years. The business address of each listed person is 605 Third Avenue, New York, New York 10158. Officers of the Fund are appointed by the Directors and serve at the pleasure of the Board.

Position and Length of
Name, (Year of Birth), and Address (1)	Time Served	Principal Occupation(s) (2)
Andrew B. Allard (1961)	Anti-Money Laundering Compliance Officer since 2003

Senior Vice President, NB LLC, since 2006; Deputy General Counsel, NB LLC, since 2004; formerly, Vice President, NB LLC, 2000 to 2005; formerly, Associate General Counsel, NB LLC, 1999 to 2004; Anti-Money Laundering Compliance Officer, eleven registered investment companies for which NB Management acts as investment manager and administrator (six since 2002, two since 2003, two since 2004 and one since 2006).

Michael J. Bradler (1970)	Assistant Treasurer since 2005

Vice President, NB LLC, since 2006; Employee, NB Management, since 1997; Assistant Treasurer, eleven registered investment companies for which NB Management acts as investment manager and administrator (ten since 2005 and one since 2006).

Position and Length of
Name, (Year of Birth), and Address (1)	Time Served	Principal Occupation(s) (2)
Claudia A. Brandon (1956)	Executive Vice President since 2008 and Secretary since 2003

Senior Vice President, NB LLC, since 2007 and Employee since 1999; formerly, Vice President, NB LLC, 2002 to 2006; Senior Vice President, NB Management, since 2008 and Assistant Secretary since 2004; formerly, Vice President-Mutual Fund Board Relations, NB Management, 2000 to 2008; Executive Vice President, eleven registered investment companies for which NB Management acts as investment manager and administrator (eleven since 2008); Secretary, eleven registered investment companies for which NB Management acts as investment manager and administrator (three since 1985, three since 2002, two since 2003, two since 2004 and one since 2006).

Maxine L. Gerson (1950)	Executive Vice President since 2008 and Chief Legal Officer since 2005 (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002)

Senior Vice President, NB LLC, since 2002; Deputy General Counsel and Assistant Secretary, NB LLC, since 2001; Senior Vice President, NB Management, since 2006; Secretary and General Counsel, NB Management, since 2004; Executive Vice President, eleven registered investment companies for which NB Management acts as investment manager and administrator (eleven since 2008); Chief Legal Officer (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002), eleven registered investment companies for which NB Management acts as investment manager and administrator (ten since 2005 and one since 2006).

Sheila R. James (1965)	Assistant Secretary since 2003

Vice President, NB LLC, since 2008 and Employee since 1999; formerly, Assistant Vice President, NB LLC, 2007; Assistant Secretary, eleven registered investment companies for which NB Management acts as investment manager and administrator (six since 2002, two since 2003, two since 2004 and one since 2006).

Brian Kerrane (1969)	Vice President since 2008

Senior Vice President, NB LLC, since 2006; formerly, Vice President, NB LLC, 2002 to 2006; Vice President, NB Management, since 2008 and Employee since 1991; Vice President, eleven registered investment companies for which NB Management acts as investment manager and administrator (eleven since 2008).

Position and Length of
Name, (Year of Birth), and Address (1)	Time Served	Principal Occupation(s) (2)
Kevin Lyons (1955)	Assistant Secretary since 2003

Assistant Vice President, NB LLC, since 2008 and Employee since 1999; Assistant Secretary, eleven registered investment companies for which NB Management acts as investment manager and administrator (eight since 2003, two since 2004 and one since 2006).

Owen F. McEntee, Jr. (1961)	Vice President since 2008

Vice President, NB LLC, since 2006; Employee, NB Management, since 1992; Vice President, eleven registered investment companies for which NB Management acts as investment manager and administrator (eleven since 2008).

John M. McGovern (1970)	Treasurer and Principal Financial and Accounting Officer since 2005; prior thereto, Assistant Treasurer since 2003

Senior Vice President, NB LLC, since 2007; formerly, Vice President, NB LLC, 2004 to 2006; Employee, NB Management, since 1993; Treasurer and Principal Financial and Accounting Officer, eleven registered investment companies for which NB Management acts as investment manager and administrator (ten since 2005 and one since 2006); formerly, Assistant Treasurer, fourteen registered investment companies for which NB Management acts as investment manager and administrator, 2002 to 2005.

Andrew Provencher (1965)	Vice President since 2008

Managing Director, NB Management, since 2008; Managing Director, NB LLC, since 2005; formerly, Senior Vice President, NB LLC, 2003 to 2005; formerly, Vice President, NB LLC, 1999 to 2003; Vice President, eleven registered investment companies for which NB Management acts as investment manager and administrator (eleven since 2008).

Frank Rosato (1971)	Assistant Treasurer since 2005

Vice President, NB LLC, since 2006; Employee, NB Management, since 1995; Assistant Treasurer, eleven registered investment companies for which NB Management acts as investment manager and administrator (ten since 2005 and one since 2006).

Neil S. Siegel (1967)	Vice President since 2008

Managing Director, NB Management, since 2008; Managing Director, NB LLC, since 2006; formerly, Senior Vice President, NB LLC, 2004 to 2006; Vice President, eleven registered investment companies for which NB Management acts as investment manager and administrator (eleven since 2008); formerly, Head of Institutional Marketing, Morgan Stanley Investment Management, 1993 to 2004.

Position and Length of
Name, (Year of Birth), and Address (1)	Time Served	Principal Occupation(s) (2)
Chamaine Williams (1971)	Chief Compliance Officer since 2005

Senior Vice President, NB LLC, since 2007; Chief Compliance Officer, NB Management, since 2006; Senior Vice President, Lehman Brothers Inc., since 2007; formerly, Vice President, Lehman Brothers Inc., 2003 to 2006; Chief Compliance Officer, eleven registered investment companies for which NB Management acts as investment manager and administrator (ten since 2005 and one since 2006); formerly, Chief Compliance Officer, Lehman Brothers Asset Management Inc., 2003 to 2007; formerly, Chief Compliance Officer, Lehman Brothers Alternative Investment Management LLC, 2003 to 2007; formerly, Vice President, UBS Global Asset Management (US) Inc. (formerly, Mitchell Hutchins Asset Management, a wholly-owned subsidiary of PaineWebber Inc.), 1997 to 2003.

(1)	The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2)	Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

Compensation Of Directors

      The following table sets forth information concerning the compensation of the Fund’s Directors. The Fund does not have any pension or retirement plan for the Directors. For the fiscal year ended October 31, 2008, the Directors received the amounts set forth in the following table from the Fund. For the calendar year ended December 31, 2008, the Directors received the compensation set forth in the following table for serving as trustee/director of the funds in the fund family. Each officer and Director who is a director, officer or employee of NB Management, Neuberger Berman or any entity controlling, controlled by or under common control with NB Management or Neuberger Berman serves as a Director and/ or officer without any compensation from the Fund.

TABLE OF COMPENSATION

		Total Compensation from
		Registered Investment Companies
		in the Neuberger Berman Fund
Name and Position	Compensation from the Fund	Complex Paid to Directors for
with the Fund	for Fiscal Year Ended 10/31/08	Calendar Year Ended 12/31/08
Independent Directors
John Cannon	$2,436	$160,000
Director
Faith Colish	$2,436	$160,000
Director
Martha C. Goss	$2,330	$150,000
Director
C. Anne Harvey	$2,436	$160,000
Director
Robert A. Kavesh	$2,313	$150,000
Director
Michael M. Knetter	$2,313	$150,000
Director
Howard A. Mileaf	$2,330	$150,000
Director

		Total Compensation from
		Registered Investment Companies
		in the Neuberger Berman Fund
Name and Position	Compensation from the Fund	Complex Paid to Directors for
with the Fund	for Fiscal Year Ended 10/31/08	Calendar Year Ended 12/31/08
George W. Morriss	$2,453	$160,000
Director
Edward I. O’Brien	$2,313	$150,000
Director
Cornelius T. Ryan	$2,475	$160,000
Director
Tom D. Seip	$2,786	$185,000
Director
Candace L. Straight	$2,436	$160,000
Director
Peter P. Trapp	$2,637	$170,000
Director
Directors who are “Interested Persons”
Joseph V. Amato*	N/A	N/A
Director
Robert Conti*	N/A	N/A
Director, President and
Chief Executive Officer
Jack L. Rivkin	$470	$61,549
Director

*	Mr. Conti became a Director in December 2008 and Mr. Amato became a Director in March 2009.

      Effective January 1, 2008, the compensation of each Independent Director was restructured. For serving as a trustee/director of the funds in the fund family, each Independent Director and each Interested Director who is not an employee of NB Management or its affiliates receives an annual retainer of $90,000, paid quarterly, and a fee of $10,000 for each of the six regularly scheduled meetings he or she attends in-person or by telephone. For any additional special in-person or telephonic meeting of the Board, the Governance and Nominating Committee Chair determines whether a fee is warranted. To compensate for the additional time commitment, the Chair of each Committee receives $10,000 per year except the Chair of the Executive Committee. No additional compensation is provided for service on a Board committee. The Non-Executive Chair who is also an Independent Director receives an additional $35,000 per year.

THE DIRECTORS OF THE FUND UNANIMOUSLY RECOMMEND
THAT YOU VOTE “FOR” EACH NOMINEE.

INFORMATION ON THE FUND’S INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

     Ernst & Young LLP (“Ernst & Young”) audited financial statements for the fiscal year ended October 31, 2008 for the Fund. Ernst & Young, 200 Clarendon Street, Boston, MA 02116, serves as the independent registered public accounting firm for the Fund and provides audit services, tax compliance services and assistance and consultation in connection with the review of the Fund’s filings with the SEC. In the opinion of the Audit Committee, the services provided by Ernst & Young are compatible with maintaining the independence of the Fund’s independent registered public accounting firm. The Board has selected Ernst & Young as the independent registered public accounting firm for the Fund for the fiscal year ending October 31, 2009. Ernst & Young has served as the Fund’s independent registered public accounting firm since the Fund’s inception. Ernst & Young has informed the Fund that it has no material direct or indirect financial interest in the Fund.

     Representatives of Ernst & Young are not expected to be present at the Meeting but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

Audit Fees

     The aggregate fees billed to the Fund for professional services rendered by Ernst & Young for the audit of the annual financial statements or services that are normally provided by Ernst & Young in connection with statutory and regulatory filings or engagements were $38,100 and $50,000 for the fiscal years ended 2007 and 2008, respectively.

Audit Related Fees

     The aggregate fees billed to the Fund for assurance and related services by Ernst & Young that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported above in Audit Fees were $6,250 and $6,500 for the fiscal years ended 2007 and 2008, respectively. The nature of the services provided involved agreed upon procedures relating to the shares of preferred stock.

Tax Fees

     The aggregate fees billed to the Fund for professional services rendered by Ernst & Young for tax compliance, tax advice, and tax planning were $9,700 and $10,000 for the fiscal years ended 2007 and 2008, respectively. The nature of the services provided comprised tax compliance, tax advice, and tax planning.

All Other Fees

     The aggregate fees billed to the Fund for products and services provided by Ernst & Young, other than services reported in Audit Fees, Audit-Related Fees, and Tax Fees were $0 and $0 for the fiscal years ended 2007 and 2008, respectively.

Non-Audit Fees

     Non-audit fees billed by Ernst & Young for services rendered to the Fund were $15,950 and $16,500 for the fiscal years ended 2007 and 2008, respectively. Aggregate fees billed by Ernst & Young during the fiscal years ended 2007 and 2008 for non-audit services to NB Management, NB LLC and any entity controlling, controlled by or under common control with NB Management or NB LLC that provides ongoing services to the Fund were $425,000 and $400,000, respectively.

Audit Committee’s Pre-Approval Policies and Procedures

     The Audit Committee’s pre-approval policies and procedures for the Fund to engage an accountant to render audit and non-audit services delegate to each member of the Committee the power to pre-approve services between meetings of the Committee.

     The Audit Committee has considered these fees and the nature of the services rendered, and has concluded that they are compatible with maintaining the independence of Ernst & Young. The Audit Committee did not approve any of the services described above pursuant to the “de minimis exceptions” set forth in Rule 2-01(c)(7)(i)(C) and Rule 2-01(c)(7)(ii) of Regulation S-X. Ernst & Young did not provide any audit-related services, tax services or other non-audit services to NB Management, NB LLC and any entity controlling, controlled by or under common control with NB Management or NB LLC that provides ongoing services to the Fund that the Audit Committee was required to approve pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

GENERAL INFORMATION

Ownership of Shares

     As of [March 2, 2009], the following are all of the beneficial and record owners of more than five percent of each class of the Fund known to the Fund based on a review of the Schedule 13Gs filed for the Fund. Except where indicated with an asterisk, the owners listed are record owners.

Class	Name and Address	Percentage of
class owned
Preferred	Merrill Lynch, Pierce,	13.3%(1)
Fenner & Smith, Inc.
4 World Financial Center
250 Vesey Street
New York, NY 10080

(1)	Based on Schedule 13G filed by Merrill Lynch, Pierce, Fenner & Smith, Inc. filed on January 12, 2009.

      Since the beginning of the Fund’s most recently completed fiscal year, no Director has purchased or sold securities exceeding 1% of the outstanding securities of any class of LBHI or its subsidiaries.

      As of the date hereof, no final determination has been made with respect to all of the individuals who will comprise the ownership group of NBSH; however, it is expected that up to approximately 200 individuals will have indirect ownership interests in NBG ranging from approximately 1/3 of 1% to less than 5%. Among those who will comprise the ownership group are two individuals who currently are Directors and deemed “interested persons” for 1940 Act purposes, certain officers and other key employees of each of the Advisers as well as officers of certain of the Advisers’ affiliates.

Payment of Solicitation Expenses

      The Fund will bear costs normally associated with its annual meetings (i.e., a portion of mailing, printing and production of the Proxy Statement). NB Management (or its successor) will bear all other normal and customary fees and expenses in connection with the Proposed Acquisition (including, but not limited to, Directors’ fees relating to the special Board meetings, proxy solicitation costs and legal fees). NB Management has engaged The Altman Group, Inc. and MacKenzie Partners, Inc., both proxy solicitation firms, to assist in the solicitation of proxies. The aggregate cost of retaining such proxy solicitation firms is expected to be about $[_________] plus expenses in connection with the solicitation of proxies.

Other Matters to Come Before the Meeting

      The Fund does not know of any matters to be presented at the Meeting other than those described in this Proxy Statement. If other business should properly come before the Meeting, the proxy holders will vote on it in accordance with their best judgment for those shares they are authorized to vote. However, any proposal submitted to a vote at the Meeting by anyone other than the officers or Directors of the Fund may be voted only in person or by written proxy.

Stockholder Proposals

      The Fund’s bylaws require stockholders wishing to nominate Directors or make proposals to be voted on at the Fund’s annual meeting to provide notice of the nominations or proposals in writing delivered or mailed by first class United States mail, postage prepaid, to the Secretary of the Fund. To be valid, the notice must include all of the information specified in the Fund’s bylaws. Stockholder proposals meeting tests contained in the SEC’s proxy rules may, under certain conditions, be included in the Fund’s proxy material for a particular annual stockholder meeting. Proposals submitted for inclusion in the Fund’s proxy material for the 2010 annual meeting must be received by the Secretary on or before [December __], 2009. The fact that the Fund receives a stockholder proposal in a timely manner does not ensure its inclusion in its proxy material, since there are other requirements in the proxy rules relating to such inclusion. Stockholders who wish to make a proposal that would not be included in the Fund’s proxy materials or to nominate a person or persons as a Director at the Fund’s 2010 annual meeting must ensure that the proposal or nomination is delivered to the Secretary no earlier than [November __], 2009 and no later than [December __], 2009. However, if the date of the mailing of the notice for the annual meeting is advanced or delayed by more than thirty days from the anniversary date of the mailing of this year’s notice for the annual meeting or a special meeting of stockholders is held, notice by the stockholders to be timely must be delivered no earlier than 120th day prior to the date of such meeting, and no later than the later to occur of (i) the 90th day prior to the date of such meeting or (ii) the 10th day following the day on which public announcement of the date of such meeting is first made by the Fund. The proposal or nomination must be in good order and in compliance with all applicable legal requirements, including the requirements set forth in the Fund’s bylaws. The chairman of the Meeting may refuse to acknowledge a nomination or other proposal by a stockholder that is not made in the manner described above.

Notice to Banks, Broker-Dealers and Voting Directors and their Nominees

      Please advise the Fund, c/o Secretary, 605 Third Avenue, New York, New York 10158, whether other persons are beneficial owners of Fund shares for which proxies are being solicited and, if so, the number of copies of the Proxy Statement to supply copies to the beneficial owners of these shares.

Investment Manager, Sub-Adviser, and Administrator

      NB Management, 605 Third Avenue, New York, New York 10158, is the investment manager and administrator to the Fund. New NB Management will perform the same advisory services, and be located at the same address, as NB Management. NB LLC, 605 Third Avenue, New York, New York 10158, is the sub-adviser to the Fund.

VOTING INFORMATION

Voting Rights

      Stockholders of record on the Record Date are entitled to be present and to vote at the Meeting. Each share or fractional share is entitled to one vote or fraction thereof. On the Record Date, the Fund had [_________] shares of common stock and [______] shares of preferred stock outstanding and entitled to vote. Regardless of the class of shares they own, stockholders of the Fund will vote as a single class on each Proposal.

     If the enclosed proxy card is properly executed and returned in time to be voted at the Meeting, the shares represented by the proxy card will be voted in accordance with the instructions marked on the proxy card. If no instructions are marked on the proxy card, the proxy will be voted “FOR” the Proposals. Any stockholder who has given a proxy has the right to revoke it any time prior to its exercise by attending the Meeting and voting his or her shares in person, or by submitting a letter of revocation or a later-dated proxy card to the Fund at the address indicated on the enclosed envelope provided with this Proxy Statement. Any letter of revocation or later-dated proxy card must be received by the Fund prior to the Meeting and must indicate your name and account number to be effective. Proxies voted by telephone or Internet may be revoked at any time before they are voted at the Meeting in the same manner that proxies voted by mail may be revoked.

     In tallying stockholder votes, proxies that reflect abstentions or “broker non-votes” (shares held by brokers or nominees as to which instructions have not been received from the beneficial owners or the persons entitled to vote and either (i) the broker or nominee does not have discretionary voting power or (ii) the broker or nominee returns the proxy but expressly declines to vote on a particular matter) will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum and effectively will be a vote against approval. For shares held in individual retirement accounts (IRA, Roth IRA or SIMPLE Retirement plans), the IRA custodian will vote the shares in the account in accordance with instructions given by the depositor. However, if the depositor fails to provide instructions on how to vote the shares in the account, the custodian will vote the undirected shares in the same proportion as shares are voted in other individual retirement accounts.

     Pursuant to the rules of the NYSE, shares of preferred stock of the Fund held in “street name” may be voted under certain conditions by broker-dealer firms and counted for purposes of establishing a quorum of the Fund if no instructions are received by the date specified in the broker-dealer’s statement accompanying the proxy materials. These conditions include, among others, that (i) at least 30% of the Fund’s shares of preferred stock outstanding have voted on the proposal, and (ii) less than 10% of the Fund’s shares of preferred stock outstanding have voted against such proposal. If these conditions are met, the broker-dealer firm may vote such uninstructed shares of preferred stock on the proposal in the same proportion as the votes cast by all shares of preferred stock voted on such proposal. The Fund will include shares held of record by broker-dealers as to which such authority has been granted in its tabulation of the total number of shares present for purposes of determining whether the necessary quorum of stockholders of the Fund exists.

     For situations in which Advisers have proxy voting discretion, they will vote the Proposals in accordance with their proxy voting policies. Generally, this means that they will follow a third-party proxy voting provider’s recommendation, however, they have the ability to vote contrary to the recommendation in certain circumstances.

     Proxy solicitations will be made primarily by mail, but may also be made by telephone, electronic transmissions or personal meetings with officers and employees of NB Management, affiliates of NB Management or other representatives of the Fund. Proxy solicitations may also be made by The Altman Group, Inc. or MacKenzie Partners, Inc.

Quorum; Adjournment

     A quorum with respect to the Fund is constituted by one-third of the Fund’s shares outstanding and entitled to vote at the Meeting, present in person or by proxy. If a quorum is not present at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Subject to the rules established by the Chairman of the Meeting, the holders of a majority of the shares entitled to vote at the Meeting and present in person or by proxy may vote to adjourn, or, if no stockholder entitled to vote is present in person or by proxy, any officer present entitled to preside or act as secretary of the Meeting may adjourn the Meeting.

In the former case, the persons named as proxies will vote those proxies that they are entitled to vote “FOR” or “AGAINST” any proposal and those proxies they are required to “WITHHOLD” on all nominees in their discretion. If a quorum is present at the Meeting, the Chairman of the Meeting may adjourn the Meeting if sufficient votes to approve a Proposal are not received or for any other purpose. A stockholder vote may be taken on the nominations in this Proxy Statement prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate. The Board also may postpone the Meeting of stockholders prior to the Meeting with notice to the stockholders entitled to vote at or to receive notice of the Meeting.

Vote Required

     Approval of Proposals 1 and 2 by the Fund will require the affirmative vote of a “majority of the outstanding voting securities” of the Fund as defined in the 1940 Act. This means the lesser of (1) 67% or more of the shares of the Fund present at the Meeting if more than 50% of the outstanding shares of the Fund are present in person or represented by proxy, or (2) more than 50% of the outstanding shares of the Fund. If Proposal 1 is not approved, then Proposal 2 will not be effective, even if stockholders vote in favor of it. With respect to Proposal 3, the election of a nominee to the Board of Directors of the Fund requires the affirmative vote of a majority of the Fund’s outstanding shares.

     If the stockholders of the Fund approve the New Management and Sub-Advisory Agreements, their effectiveness is conditioned upon the completion of the Proposed Acquisition. If approved, these Proposals will not become effective until the closing of the Proposed Acquisition. Approval of Proposal 3 is not conditioned upon the completion of the Proposed Acquisition.

     To assure the presence of a quorum at the Meeting, please promptly execute and return the enclosed proxy. A self-addressed, postage-paid envelope is enclosed for your convenience. Alternatively, you may vote by telephone or through the Internet at the number or website address printed on the enclosed proxy card.

By order of the Board of Directors,

Claudia A. Brandon
Secretary of the Fund

INSTRUCTIONS FOR SIGNING PROXY CARDS

     The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card(s) properly.

1.	Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

2.	Joint Accounts: Any party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

3.	Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

REGISTRATION	VALID SIGNATURE
CORPORATE ACCOUNTS

(1) ABC Corp.	ABC Corp.
(2) ABC Corp	John Doe, Treasurer
(3) ABC Corp.
c/o John Doe, Treasurer	John Doe
(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee

TRUST ACCOUNTS

(1) ABC Trust	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe

CUSTODIAN OR ESTATE ACCOUNTS

(1) John B. Smith, Cust. f/b/o John B. Smith, Jr. UGMA	John B. Smith
(2) John B. Smith	John B. Smith, Jr., Executor

April __, 2009

EXHIBIT LIST

Exhibit	Title	Page
A	Audit Committee Report	A-1
B	Principal Executive Officers and Directors of NB Management and NB LLC	B-1
C	Form of New Management Agreement	C-1
D	Current Contractual and Voluntary Fee Waivers	D-1
E	Name, Asset Size, and Compensation Received by NB Management for Advisory or Sub-advisory Services to Other Similar Funds	E-1
F	Form of New Sub-Advisory Agreement	F-1
G	Name, Asset Size and Compensation Received by NB LLC for Sub-advisory Services to Similar Funds	G-1
Form of Proxy Cards

EXHIBIT A

Audit Committee Report

NEUBERGER BERMAN CALIFORNIA INTERMEDIATE MUNICIPAL FUND INC.
NEUBERGER BERMAN DIVIDEND ADVANTAGE FUND INC.
NEUBERGER BERMAN INCOME OPPORTUNITY FUND INC.
NEUBERGER BERMAN INTERMEDIATE MUNICIPAL FUND INC.
NEUBERGER BERMAN NEW YORK INTERMEDIATE MUNICIPAL FUND INC.
NEUBERGER BERMAN REAL ESTATE SECURITIES INCOME FUND INC.
(COLLECTIVELY, THE “FUNDS”)

     The Audit Committees of the Boards of Directors of the Funds operate pursuant to a Charter, which sets forth the role of an Audit Committee in a Fund’s financial reporting process. Pursuant to the Charter, the role of the Audit Committee is to oversee a Fund’s accounting and financial reporting processes and the quality and integrity of the Fund’s financial statements and the independent audit of those financial statements. Each Committee is responsible for, among other things, recommending the initial and ongoing engagement of the independent auditors and reviewing the scope and results of its Fund’s annual audit with the Fund’s independent auditors. Fund management is responsible for the preparation, presentation and integrity of the Funds’ financial statements and for the procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent auditors for the Funds are responsible for planning and carrying out proper audits and reviews.

     The Audit Committees met on December 16, 2008 to review each Fund’s audited financial statements for the fiscal year ended October 31, 2008. In performing this oversight function, the Audit Committees have reviewed and discussed the audited financial statements with the Funds’ management and their independent auditors, Ernst & Young LLP (“E&Y”). The Audit Committees have discussed with E&Y the matters required to be discussed by Statement on Auditing Standards No. 61, as amended, and have received the written disclosures and the letter from E&Y required by the applicable requirements of the Public Company Accounting Oversight Board regarding independent accountant communications with audit committees concerning independence. The Audit Committees also have discussed with E&Y its independence.

     The members of the Audit Committees are not employed by the Funds as experts in the fields of auditing or accounting and are not employed by the Funds for accounting, financial management or internal control purposes. Members of the Audit Committees rely without independent verification on the information provided and the representations made to them by management and E&Y.

     Based upon this review and related discussions, and subject to the limitation on the role and responsibilities of the Audit Committee set forth above and in the Charter, the Audit Committee of each Fund recommended to its Board of Directors that the audited financial statements be included in the Fund’s Annual Report to Stockholders for the fiscal year ended October 31, 2008.

     The members of the Audit Committees are listed below. Each has been determined to be independent pursuant to American Stock Exchange Rule 121B(b)(1).

Martha C. Goss
Howard A. Mileaf
George W. Morriss
Cornelius T. Ryan (Chairman)
Tom D. Seip
Peter P. Trapp

December 16, 2008

A-1

EXHIBIT B

PRINCIPAL EXECUTIVE OFFICERS AND DIRECTORS OF
NB MANAGEMENT AND NB LLC

     The address of each principal executive officer and director of NB Management and NB LLC, listed below is 605 Third Avenue, New York, New York 10158.

Name	Principal Occupation
Joseph V. Amato	CEO and President, NB Holdings; CEO and President, NB LLC; Director of the Fund.
Claudia A. Brandon	Senior Vice President and Assistant Secretary, NB Management; Senior Vice President, NB LLC; Executive Vice President and Secretary of the Fund.
Robert Conti	President and Chief Executive Officer, NB Management; Managing Director, NB LLC; President, Chief Executive Officer and Director of the Fund.
Alison Deans	Managing Director and Chief Investment Officer, NB Management; Managing Director, NB LLC.
Maxine L. Gerson	Senior Vice President, Secretary and General Counsel, NB Management; Senior Vice President, Deputy General Counsel and Assistant Secretary, NB LLC; Vice President, Assistant Secretary and Deputy General Counsel, NB Holdings; Executive Vice President and Chief Legal Officer of the Fund.
Edward S. Grieb	Treasurer and Chief Financial Officer, NB Management, Managing Director and Chief Financial Officer, NB LLC; Chief Financial Officer, NB Holdings.
Kevin Handwerker	Managing Director, Secretary and General Counsel, NB LLC; Executive Vice President, Secretary and General Counsel, NB Holdings.
Andrew Provencher	Managing Director, NB Management and NB LLC; Vice President of the Fund.
Neil S. Siegel	Managing Director, NB Management and NB LLC; Vice President of the Fund.
Chamaine Williams	Senior Vice President and Chief Compliance Officer, NB Management; Senior Vice President, NB LLC; Chief Compliance Officer of the Fund.

B-1

EXHIBIT C

FORM OF NEW MANAGEMENT AGREEMENT

     This Agreement is made as of ___________, 200_, between Neuberger Berman Real Estate Securities Income Fund Inc., a Maryland corporation (“Fund”), and Neuberger Berman Management LLC, a Delaware limited liability company (the “Manager”).

W I T N E S S E T H:

     WHEREAS, Fund is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an closed-end, non-diversified management investment company; and

     WHEREAS, Fund desires to retain the Manager as investment adviser to furnish the investment advisory and portfolio management services described herein and the Manager is willing to furnish such services;

     NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, it is agreed between the parties hereto as follows:

1. SERVICES OF THE MANAGER.

     1.1. INVESTMENT MANAGEMENT SERVICES. The Manager shall act as the investment adviser to the Fund and, as such, shall (i) obtain and evaluate such information relating to the economy, industries, businesses, securities markets and securities as it may deem necessary or useful in discharging its responsibilities hereunder, (ii) formulate a continuing program for the investment of the assets of the Fund in a manner consistent with its investment objectives, policies and restrictions, and (iii) determine from time to time securities to be purchased, sold, retained or lent by the Fund, and implement those decisions, including the selection of entities with or through which such purchases, sales or loans are to be effected; provided, that the Manager will place orders pursuant to its investment determinations either directly with the issuer or with a broker or dealer, and if with a broker or dealer, (a) will attempt to obtain the best net price and most favorable execution of its orders, and (b) may nevertheless in its discretion purchase and sell portfolio securities from and to brokers and dealers who provide the Manager with research, analysis, advice and similar services and pay such brokers and dealers in return a higher commission or spread than may be charged by other brokers or dealers.

     The Fund hereby authorizes any entity or person associated with the Manager which is a member of a national securities exchange to effect or execute any transaction on the exchange for the account of the Fund which is permitted by Section 11(a) of the Securities Exchange Act of 1934 and Rule 11a2-2(T) thereunder, and the Fund hereby consents to the retention of compensation for such transactions in accordance with Rule 11a-2(T)(a)(iv).

     The Manager shall carry out its duties with respect to the Fund’s investments in accordance with applicable law and the investment objectives, policies and restrictions of the Fund adopted by the directors of Fund (“Directors”), and subject to such further limitations as the Fund may from time to time impose by written notice to the Manager.

     1.2. The Manager can use any of the officers and employees of Neuberger Berman, LLC to provide any of the non-investment advisory services described herein, and can subcontract to third parties, provided the Manager remains as fully responsible to the Fund under this contract as if the Manager had provided services directly.

2. EXPENSES OF THE FUND.

     2.1. EXPENSES TO BE PAID BY THE MANAGER. The Manager shall pay all salaries, expenses and fees of the officers, directors and employees of the Fund who are officers, directors or employees of the Manager.

     In the event that the Manager pays or assumes any expenses of the Fund not required to be paid or assumed by the Manager under this Agreement, the Manager shall not be obligated hereby to pay or assume the same or any similar expense in the future; PROVIDED, that nothing herein contained shall be deemed to relieve the Manager of any obligation to the Fund under any separate agreement or arrangement between the parties.

     2.2. EXPENSES TO BE PAID BY THE FUND. The Fund shall bear the expenses of its operation, except those specifically allocated to the Manager under this Agreement or under any separate agreement between the Fund and the Manager. Subject to any separate agreement or arrangement between the Fund and the Manager, the expenses hereby allocated to the Fund, and not to the Manager, include, but are not limited to:

          2.2.1. CUSTODY. All charges of depositories, custodians, and other agents for the transfer, receipt, safekeeping, and servicing of its cash, securities, and other property.

          2.2.2. STOCKHOLDER SERVICING. All expenses of maintaining and servicing Stockholder accounts, including but not limited to the charges of any Stockholder servicing agent, dividend disbursing agent or other agent engaged by the Fund to service Stockholder accounts.

          2.2.3. STOCKHOLDER REPORTS. All expenses of preparing, setting in type, printing and distributing reports and other communications to Stockholders of the Fund.

          2.2.4. PRICING AND PORTFOLIO VALUATION. All expenses of computing the Fund’s net asset value per share, including any equipment or services obtained for the purpose of pricing shares or valuing the Fund’s investment portfolio.

          2.2.5. COMMUNICATIONS. All charges for equipment or services used for communications between the Manager or the Fund and any custodian, Stockholder servicing agent, portfolio accounting services agent, dividend disbursing agent, dividend reinvestment plan agent or other agent engaged by the Fund.

          2.2.6. LEGAL AND ACCOUNTING FEES. All charges for services and expenses of the Fund’s legal counsel and independent auditors.

          2.2.7. DIRECTORS’ FEES AND EXPENSES. All compensation of Directors other than those affiliated with the Manager, all expenses incurred in connection with such unaffiliated Directors’ services as Directors, and all other expenses of meetings of the Directors or committees thereof.

          2.2.8. STOCKHOLDER MEETINGS. All expenses incidental to holding meetings of Stockholders, including the printing of notices and proxy materials, and proxy solicitation therefor.

          2.2.9. BONDING AND INSURANCE. All expenses of bond, liability, and other insurance coverage required by law or regulation or deemed advisable by the Directors, including, without limitation, such bond, liability and other insurance expense that may from time to time be allocated to the Fund in a manner approved by the Directors.

          2.2.10. BROKERAGE COMMISSIONS. All brokers’ commissions and other charges incident to the purchase, sale or lending of the Fund’s portfolio securities.

          2.2.11. TAXES. All taxes or governmental fees payable by or with respect to the Fund to federal, state or other governmental agencies, domestic or foreign, including stamp or other transfer taxes.

          2.2.12. TRADE ASSOCIATION FEES. All fees, dues and other expenses incurred in connection with the Fund’s membership in any trade association or other investment organization.

          2.2.13. NONRECURRING AND EXTRAORDINARY EXPENSES. Such nonrecurring and extraordinary expenses as may arise, including the costs of actions, suits, or proceedings to which the Fund is a party and the expenses the Fund may incur as a result of its legal obligation to provide indemnification to Fund’s officers, Directors and agents.

          2.2.14. ORGANIZATIONAL EXPENSES AND OFFERING EXPENSES FOR COMMON STOCK. Any and all organizational expenses of the Fund and any and all offering expenses for shares of the Fund’s common stock paid by the Manager shall be reimbursed by the Fund if and at such time or times agreed by the Fund and the Manager.

          2.2.15. EXPENSES OF LISTING ON A NATIONAL SECURITIES EXCHANGE. Any and all expenses of listing and maintaining the listing of shares of the Fund’s common stock on any national securities exchange.

          2.2.16. OFFERING EXPENSES FOR ANY PREFERRED STOCK. Any and all offering expenses (including rating agency fees) for any preferred stock of the Fund paid by the Manager shall be reimbursed by the Fund if and at such time or times agreed by the Fund and the Manager.

          2.2.17. DIVIDEND REINVESTMENT PLAN. Any and all expenses incident to any dividend reinvestment plan.

          2.2.18. INTEREST. Such interest as may accrue on borrowings of the Fund.

3. ADVISORY FEE.

     3.1. FEE. As compensation for all services rendered, facilities provided and expenses paid or assumed by the Manager under this Agreement, the Fund shall pay the Manager an annual fee equal to 0.60% of the Fund’s average daily total assets minus liabilities other than the aggregate indebtedness entered into for purposes of leverage (“Managed Assets”).

     3.2. COMPUTATION AND PAYMENT OF FEE. The advisory fee shall accrue on each calendar day, and shall be payable monthly on the first business day of the next succeeding calendar month. The daily fee accruals shall be computed by multiplying the fraction of one divided by the number of days in the calendar year by the annual advisory fee rate, and multiplying this product by the Managed Assets of the Fund, determined in the manner established by the Directors, as of the close of business on the last preceding business day on which the Fund’s net asset value was determined.

4. OWNERSHIP OF RECORDS.

     All records required to be maintained and preserved by the Fund pursuant to the provisions or rules or regulations of the Securities and Exchange Commission under Section 31 (a) of the 1940 Act and maintained and preserved by the Manager on behalf of the Fund are the property of the Fund and shall be surrendered by the Manager promptly on request by the Fund; provided, that the Manager may at its own expense make and retain copies of any such records.

5. REPORTS TO MANAGER.

     The Fund shall furnish or otherwise make available to the Manager such copies of the Fund’s financial statements, proxy statements, reports, and other information relating to its business and affairs as the Manager may, at any time or from time to time, reasonably require in order to discharge its obligations under this Agreement.

6. REPORTS TO THE FUND.

     The Manager shall prepare and furnish to the Fund such reports, statistical data and other information in such form and at such intervals as the Fund may reasonably request.

7. RETENTION OF SUB-ADVISER.

     Subject to the Fund obtaining the initial and periodic approvals required under Section 15 of the 1940 Act, the Manager may retain a sub-adviser, at the Manager’s own cost and expense, for the purpose of making investment recommendations and research information available to the Manager. Retention of a sub-adviser shall in no way reduce the responsibilities or obligations of the Manager under this Agreement and the Manager shall be responsible to Fund for all acts or omissions of the sub-adviser in connection with the performance of the Manager’s duties hereunder.

8. SERVICES TO OTHER CLIENTS.

     Nothing herein contained shall limit the freedom of the Manager or any affiliated person of the Manager to render investment management and administrative services to other investment companies, to act as investment adviser or investment counselor to other persons, firms or corporations, or to engage in other business activities.

9. LIMITATION OF LIABILITY OF MANAGER AND ITS PERSONNEL.

     9.1. Neither the Manager nor any director, officer or employee of the Manager performing services for the Fund at the direction or request of the Manager in connection with the Manager’s discharge of its obligations hereunder shall be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with any matter to which this Agreement relates; provided, that nothing herein contained shall be construed (i) to protect the Manager against any liability to the Fund or its Stockholders to which the Manager would otherwise be subject by reason of the Manager’s willful misfeasance, bad faith, or gross negligence in the performance of the Manager’s duties, or by reason of the Manager’s reckless disregard of its obligations and duties under this Agreement (“disabling conduct”), or (ii) to protect any director, officer or employee of the Manager who is or was a Director or officer of the Fund against any liability to the Fund or its Stockholders to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office with the Fund.

     9.2. The Fund will indemnify the Manager against, and hold it harmless from, any and all expenses (including reasonable counsel fees and expenses) incurred investigating or defending against claims for losses or liabilities described in Section 9.1 not resulting from negligence, disregard of its obligations and duties under this Agreement or disabling conduct by the Manager. Indemnification shall be made only following: (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the Manager was not liable by reason of negligence, disregard of its obligations and duties under this Agreement or disabling conduct or (ii) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the Manager was not liable by reason of negligence, disregard of its obligations and duties under this Agreement or disabling conduct by (a) the vote of a majority of a quorum of directors of the Fund who are neither “interested persons” of the Fund nor parties to the proceeding (“disinterested non-party directors”) or (b) an independent legal counsel in a written opinion. The Manager shall be entitled to advances from the Fund for payment of the reasonable expenses incurred by it in connection with the matter as to which it is seeking indemnification hereunder in the manner and to the fullest extent permissible under the Maryland General Corporation Law. The Manager shall provide to the Fund a written affirmation of its good faith belief that the standard of conduct necessary for indemnification by the Fund has been met and a written undertaking to repay any such advance if it should ultimately be determined that the standard of conduct has not been met. In addition, at least one of the following additional conditions shall be met: (a) the Manager shall provide security in form and amount acceptable to the Fund for its undertaking; (b) the Fund is insured against losses arising by reason of the advance; or (c) a majority of a quorum of the full Board of Directors of the Fund, the members of which majority are disinterested non-party directors, or independent legal counsel, in a written opinion, shall have determined, based on a review of facts readily available to the Fund at the time the advance is proposed to be made, that there is reason to believe that the Manager will ultimately be found to be entitled to indemnification hereunder.

10. EFFECT OF AGREEMENT.

     Nothing herein contained shall be deemed to require the Fund to take any action contrary to the Articles of Incorporation or By-Laws of the Fund, any actions of the Directors binding upon the Fund, or any applicable law, regulation or order to which the Fund is subject or by which it is bound, or to relieve or deprive the Directors of their responsibility for and control of the conduct of the business and affairs of the Fund.

11. TERM OF AGREEMENT.

     The term of this Agreement shall begin on the date first above written and, unless sooner terminated as hereinafter provided, this Agreement shall remain in effect through [___ __, 20__]. Thereafter, this Agreement shall continue in effect from year to year, subject to the termination provisions and all other terms and conditions hereof, provided, such continuance is approved at least annually by vote of the holders of a majority of the outstanding voting securities of the Fund or by the Directors, provided, that in either event such continuance is also approved annually by the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the Directors who are not parties to this Agreement or interested persons of either party hereto; and provided further that the Manager shall not have notified the Fund in writing at least sixty (60) days prior to the first expiration date hereof or at least sixty (60) days prior to any expiration date hereof of any year thereafter that it does not desire such continuation. The Manager shall furnish to the Fund, promptly upon its request, such information as may reasonably be necessary to evaluate the terms of this Agreement or any extension, renewal or amendment thereof.

12. AMENDMENT OR ASSIGNMENT OF AGREEMENT.

     Any amendment to this Agreement shall be in writing signed by the parties hereto; provided, that no such amendment shall be effective unless authorized on behalf of the Fund (i) by resolution of the Directors, including the vote or written consent of a majority of the Directors who are not parties to this Agreement or interested persons of either party hereto, and (ii) by vote of a majority of the outstanding voting securities of the Fund. This Agreement shall terminate automatically and immediately in the event of its assignment.

13. TERMINATION OF AGREEMENT.

     This Agreement may be terminated at any time by either party hereto, without the payment of any penalty, upon sixty (60) days’ prior written notice to the other party; provided, that in the case of termination by the Fund, such action shall have been authorized (i) by resolution of the Directors, including the vote or written consent of a majority of Directors who are not parties to this Agreement or interested persons’ of either party hereto, or (ii) by vote of a majority of the outstanding voting securities of the Fund.

14. NAME OF THE FUND.

     The Fund hereby agrees that if the Manager shall at any time for any reason cease to serve as investment adviser to the Fund, the Fund shall, if and when requested by the Manager, eliminate from the Fund’s name the name “Neuberger Berman” and thereafter refrain from using the name “Neuberger Berman” or the initials “NB” in connection with its business or activities, and the foregoing agreement of the Fund shall survive any termination of this Agreement and any extension or renewal thereof.

15. INTERPRETATION AND DEFINITION OF TERMS.

     Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such term or provision of the 1940 Act and to interpretation thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the Securities and Exchange Commission validly issued pursuant to the 1940 Act. Specifically, the terms “vote of a majority of the outstanding voting securities,” “interested person,” “assignment” and “affiliated person,” as used in this Agreement shall have the meanings assigned to them by Section 2(a) of the 1940 Act. In addition, when the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is modified, interpreted or relaxed by a rule, regulation or order of the Securities and Exchange Commission, whether of special or of general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

16. CHOICE OF LAW.

     This Agreement is made and to be principally performed in the State of New York and except insofar as the 1940 Act or other federal laws and regulations may be controlling, this Agreement shall be governed by, and construed and enforced in accordance with, the internal laws of the State of New York.

17. CAPTIONS.

     The captions in this Agreement are included for convenience of reference only and in no way define or delineate any of the provisions hereof or otherwise affect their construction or effect.

18. EXECUTION IN COUNTERPARTS.

     This Agreement may be executed simultaneously in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed by their respective officers thereunto duly authorized and their respective seals to be hereunto affixed, as of the day and year first above written.

NEUBERGER BERMAN REAL ESTATE SECURITIES INCOME FUND INC.

By:

Title:

NEUBERGER BERMAN MANAGEMENT LLC

By:

Title:

Date

EXHIBIT D

CURRENT CONTRACTUAL AND VOLUNTARY FEE WAIVERS

Percentage of Average Daily Managed Assets Waived

Contractual Fee Waivers
Fiscal Year (ended October 31)	Neuberger Berman Real Estate
Securities Income Fund Inc.
2008	0.25%
2009	0.19%
2010	0.13%
2011	0.07%
2012	N/A

Percentage of Average Daily Managed Assets Waived

Contractual and Voluntary Fee Waivers Combined
Fiscal Year (ended October 31)	Neuberger Berman Real Estate
Securities Income Fund Inc.
2008	0.25%
2009	0.19%
2010	0.19%*
2011	0.13%*
2012	0.07%*

*     NB Management has voluntarily agreed to extend the terms of the current fee waivers for an additional year.

D-1

EXHIBIT E

NAME, ASSET SIZE AND COMPENSATION RECEIVED
BY NB MANAGEMENT FOR ADVISORY OR SUB-ADVISORY
SERVICES PROVIDED TO OTHER SIMILAR FUNDS

Rate of Compensation based on the Similar Fund’s average daily net assets

Similar Fund	Asset size of Similar	Rate of Compensation of
	Fund**	Similar Fund
[Neuberger Berman	$[_____]	0.80%
Real Estate Fund, a
series of Neuberger
Berman Equity Funds]

**     As of December 31, 2008 (Unaudited).

E-1

EXHIBIT F

FORM OF NEW SUB-ADVISORY AGREEMENT

NEUBERGER BERMAN MANAGEMENT LLC
605 Third Avenue
New York, New York 10158-3698

Neuberger Berman, LLC
605 Third Avenue
New York, New York 10158-3698

Dear Sirs:

     We have entered into a Management Agreement with Neuberger Berman Real Estate Securities Income Fund Inc. (“Fund”) pursuant to which we are to act as investment adviser to the Fund. We hereby agree with you as follows:

1.	You agree for the duration of this Agreement to furnish us with such investment recommendations and research information, of the same type as that which you from time to time provide to your employees for use in managing client accounts, all as we shall reasonably request. In the absence of willful misfeasance, bad faith or gross negligence in the performance of your duties, or of the reckless disregard of your duties and obligations hereunder, you shall not be subject to liability for any act or omission or any loss suffered by the Fund or its security holders in connection with the matters to which this Agreement relates.

2.	In consideration of your agreements set forth in paragraph 1 above, we agree to pay you on the basis of direct and indirect costs to you of performing such agreements. Indirect costs shall be allocated on a basis mutually satisfactory to you and to us.

3.	As used in this Agreement, the terms “assignment” and “vote of a majority of the outstanding voting securities” shall have the meanings given to them by Section 2(a)(4) and 2(a)(42), respectively, of the Investment Company Act of 1940, as amended.

      This Agreement shall terminate automatically in the event of its assignment, or upon termination of the Management Agreement between the Fund and the undersigned.

      This Agreement may be terminated at any time, without the payment of any penalty, (a) by the Directors of the Fund or by vote of a majority of the outstanding securities of the Fund or by the undersigned on not less than sixty days’ written notice addressed to you at your principal place of business; and (b) by you, without the payment of any penalty, on not less than thirty nor more than sixty days’ written notice addressed to the Fund and the undersigned at the Fund’s principal place of business.

      This Agreement shall remain in full force and effect until ____ __, 20__ (unless sooner terminated as provided above) and from year to year thereafter only so long as its continuance is approved in the manner required by the Investment Company Act of 1940, as from time to time amended.

F-1

      If you are in agreement with the foregoing, please sign the form of acceptance on the enclosed counterpart hereof and return the same to us.

Very truly yours,

NEUBERGER BERMAN MANAGEMENT LLC

By:
Name:
Title

The foregoing is hereby accepted as
of the date first above written.

NEUBERGER BERMAN, LLC

By:
Name:
Title

 F-2

EXHIBIT G

NAME, ASSET SIZE AND COMPENSATION RECEIVED
BY NB LLC FOR SUB-ADVISORY SERVICES
PROVIDED TO OTHER SIMILAR FUNDS

Similar Fund	Asset size of Similar	Rate of Compensation of
	Fund	Similar Fund
Lehman Brothers US	$[_____]	0.40%
Real Estate Fund

G-1

FORM OF PROXY CARDS

999 999 999 999 99	!

FUND NAME PRINTS HERE FUND NAME PRINTS HERE		PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS ON MAY __, 2009

The undersigned appoints as proxies Robert Conti, Owen F. McEntee, Jr. and Claudia A. Brandon, and each of them (with power of substitution), to vote all the undersigned’s shares in Neuberger Berman Real Estate Income Securities Fund Inc. at the Annual Meeting of Stockholders to be held on May __, 2009, at __:__ _.m. Eastern Time at the offices of Neuberger Berman, LLC, 605 Third Avenue, 41st Floor, New York, New York 10158-3698, and any adjournments or postponements thereof (“Meeting”), with all the power the undersigned would have if personally present.

Receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement is acknowledged by your execution of this proxy card. THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARDS OF DIRECTORS OF NEUBERGER BERMAN REAL ESTATE INCOME SECURITIES FUND INC.

i
Date:	, 2009

	Signature (owner, joint owners, trustee, custodian, etc.)	(Please sign in the box)

Please sign exactly as your name appears hereon. If shares are held in the name of joint owners, either owner may sign. Attorneys-in-fact, executors, administrators, etc. should so indicate. If shares are held by a corporation, partnership, trust, estate or similar account, the name and capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration.

i	i	NB - F

The shares represented by this proxy will be voted as instructed. UNLESS INDICATED TO THE CONTRARY, THIS PROXY SHALL BE DEEMED TO GRANT AUTHORITY TO VOTE “FOR” THE PROPOSALS SPECIFIED BELOW. THIS PROXY ALSO GRANTS DISCRETIONARY POWER TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

Your vote is important no matter how many shares you own. If you are not voting by telephone or internet, please sign and date this proxy on the reverse side and return it promptly in the enclosed envelope.

i	Please fill in box(es) as shown using black or blue ink or number 2 pencil. ☒	i
PLEASE DO NOT USE FINE POINT PENS.

This proxy card is valid only when signed and dated.			FOR	AGAINST	ABSTAIN

To approve a new Management Agreement between the Fund and a newly formed entity that will acquire the assets of Neuberger Berman Management LLC (“New NB Management”), to become effective upon consummation of the proposed acquisition (the “Proposed Acquisition”) described in the Proxy Statement.

			☐	☐	☐

To approve a new Sub-Advisory Agreement with respect to the Fund between New NB Management and Neuberger Berman, LLC (“NB LLC”), or a newly formed entity that will acquire substantially all of the assets of NB LLC, to become effective upon consummation of the Proposed Acquisition.

			☐	☐	☐

To elect five Class I Directors to serve on the Board of Directors of the Fund until the annual meeting of stockholders in 2012, or until their successors are elected and qualified.

Nominees:			FOR ALL Nominees Listed	WITHHOLD AUTHORITY To Vote For All Nominees Listed	FOR ALL Except As Noted At Left

(01) Faith Colish (02) Robert Conti	(03) Michael M. Knetter (04) Cornelius T. Ryan	(05) Peter P. Trapp	☐	☐	☐

* Instruction: To withhold your vote for any individual nominee(s), mark “For All Except” box and write the nominee’s number(s) on the line provided below.

i	If you plan to attend the Meeting, please call 1-800-877-9700. PLEASE SIGN AND DATE ON THE REVERSE SIDE.	NB - B	i

PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735

This form is your EzVote Consolidated Proxy. It reflects all of your accounts registered to the same Social Security or Tax I.D. number at this address. By voting and signing the Consolidated Proxy Card, you are voting all of these accounts in the same manner as indicated on the reverse side of the form.

999 999 999 999 99	!	PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS ON MAY __, 2009

The undersigned appoints as proxies Robert Conti, Owen F. McEntee, Jr. and Claudia A. Brandon, and each of them (with power of substitution), to vote all the undersigned’s shares in Neuberger Berman Real Estate Income Securities Fund Inc. at the Annual Meeting of Stockholders to be held on May __, 2009, at __:__ _.m. Eastern Time at the offices of Neuberger Berman, LLC, 605 Third Avenue, 41st Floor, New York, New York 10158-3698, and any adjournments or postponements thereof (“Meeting”), with all the power the undersigned would have if personally present.

Receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement is acknowledged by your execution of this proxy card. THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARDS OF DIRECTORS OF NEUBERGER BERMAN REAL ESTATE INCOME SECURITIES FUND INC.

The shares represented by this proxy will be voted as instructed. UNLESS INDICATED TO THE CONTRARY, THIS PROXY SHALL BE DEEMED TO GRANT AUTHORITY TO VOTE “FOR” THE PROPOSALS SPECIFIED ON THE REVERSE SIDE. THIS PROXY ALSO GRANTS DISCRETIONARY POWER TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

i
Date:	, 2009

Signature (owner, joint owners, trustee, custodian, etc.) (Please sign in the box)

Please sign exactly as your name appears hereon. If shares are held in the name of joint owners, either owner may sign. Attorneys-in-fact, executors, administrators, etc. should so indicate. If shares are held by a corporation, partnership, trust, estate or similar account, the name and capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration.

i	i

NB - EZ

▼ IF VOTING THE CONSOLIDATED PROXY CARD DO NOT SIGN, DATE OR RETURN THE INDIVIDUAL BALLOTS ▼

THREE EASY WAYS TO VOTE
To vote by Telephone	To vote by Internet	To vote by Mail
1) Read the Proxy Statement and have the Consolidated Proxy Card at hand 2) Call 1-888-221-0697 3) Follow the recorded instructions	1) Read the Proxy Statement and have the Consolidated Proxy Card at hand 2) Go to www.proxyweb.com 3) Follow the on-line instructions	1) Read the Proxy Statement 2) Check the appropriate boxes on the reverse side 3) Sign and date the Proxy Card 4) Return the Proxy Card in the envelope provided

IF YOU VOTE BY TELEPHONE OR INTERNET, DO NOT MAIL YOUR CARD.

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting: The Proxy Statement is available at www.proxyweb.com

INDIVIDUAL BALLOTS
On the reverse side of this form (and on accompanying pages, if necessary) you will find individual ballots, one for each of your accounts. If you would wish to vote each of these accounts separately, sign in the signature box below, mark each individual ballot to indicate your vote, detach the form at the perforation above and return the individual ballots portion only.

NOTE: If you choose to vote each account separately, do not return the Consolidated Proxy Card above.

 i
Date:	, 2009

Signature (owner, joint owners, trustee, custodian, etc.) (Please sign in the box)

Please sign exactly as your name appears hereon. If shares are held in the name of joint owners, either owner may sign. Attorneys-in-fact, executors, administrators, etc. should so indicate. If shares are held by a corporation, partnership, trust, estate or similar account, the name and capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration.

i

NB - IND

Please fill in box(es) as shown using black or blue ink or number 2 pencil. ☒ PLEASE DO NOT USE FINE POINT PENS.
i	i

Your vote is important no matter how many shares you own. If you are not voting by telephone or internet, please sign and date this proxy on the reverse side and return it promptly in the enclosed envelope.

		FOR	AGAINST	ABSTAIN

1.

To approve a new Management Agreement between the Fund and a newly formed entity that will acquire the assets of Neuberger Berman Management LLC (“New NB Management”), to become effective upon consummation of the proposed acquisition (the “Proposed Acquisition”) described in the Proxy Statement.

		☐	☐	☐

2.

To approve a new Sub-Advisory Agreement with respect to the Fund between New NB Management and Neuberger Berman, LLC (“NB LLC”), or a newly formed entity that will acquire substantially all of the assets of NB LLC, to become effective upon consummation of the Proposed Acquisition.

		☐	☐	☐

4.	To elect five Class I Directors to serve on the Board of Directors of the Fund until the annual meeting of stockholders in 2012, or until their successors are elected and qualified. Nominees:	FOR ALL Nominees Listed	WITHHOLD AUTHORITY To Vote For All Nominees Listed	FOR ALL Except As Noted At Left

	(01) Faith Colish (02) Robert Conti (03) Michael M. Knetter (04) Cornelius T. Ryan (05) Peter P. Trapp	☐	☐	☐

Instruction: To withhold your vote for any individual nominee(s), mark “For All Except” box and write the nominee’s number(s) on the line provided below.

i	PLEASE SIGN AND DATE ON THE REVERSE SIDE.	NB - EZ	i

▼ IF VOTING THE CONSOLIDATED PROXY CARD DO NOT SIGN, DATE OR RETURN THE INDIVIDUAL BALLOTS ▼

INDIVIDUAL FORMS NOTE: IF YOU HAVE USED THE CONSOLIDATED PROXY CARD ABOVE, DO NOT VOTE THE INDIVIDUAL FORMS BELOW.

000 0000000000 000 0
	JOHN Q. PUBLIC 123 MAIN STREET ANYTOWN, MA 02030 FUND NAME PRINTS HERE TRUST NAME PRINTS HERE	999 999 999 999 99 !
		For	Against	Abstain
1.	To approve a new Management Agreement	☐	☐	☐

2.	To approve a new Sub-Advisory Agreement	☐	☐	☐

3.	Election of elect five Class I Directors (See Instructions and Nominee list on consolidated ballot.) * EXCEPT ___________________________	For All ☐	Withhold Authority ☐	For All Except ☐
000 0000000000 000 0
	JOHN Q. PUBLIC 123 MAIN STREET ANYTOWN, MA 02030 FUND NAME PRINTS HERE TRUST NAME PRINTS HERE	999 999 999 999 99 !
		For	Against	Abstain
1.	To approve a new Management Agreement	☐	☐	☐

2.	To approve a new Sub-Advisory Agreement	☐	☐	☐

3.	Election of elect five Class I Directors (See Instructions and Nominee list on consolidated ballot.) * EXCEPT ___________________________	For All ☐	Withhold Authority ☐	For All Except ☐

000 0000000000 000 0
	JOHN Q. PUBLIC 123 MAIN STREET ANYTOWN, MA 02030 FUND NAME PRINTS HERE TRUST NAME PRINTS HERE	999 999 999 999 99 !
		For	Against	Abstain
1.	To approve a new Management Agreement	☐	☐	☐

2.	To approve a new Sub-Advisory Agreement	☐	☐	☐

3.	Election of elect five Class I Directors (See Instructions and Nominee list on consolidated ballot.) * EXCEPT ___________________________	For All ☐	Withhold Authority ☐	For All Except ☐
000 0000000000 000 0
	JOHN Q. PUBLIC 123 MAIN STREET ANYTOWN, MA 02030 FUND NAME PRINTS HERE TRUST NAME PRINTS HERE	999 999 999 999 99 !
		For	Against	Abstain
1.	To approve a new Management Agreement	☐	☐	☐

2.	To approve a new Sub-Advisory Agreement	☐	☐	☐

3.	Election of elect five Class I Directors (See Instructions and Nominee list on consolidated ballot.) * EXCEPT ___________________________	For All ☐	Withhold Authority ☐	For All Except ☐
NB - IND